UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PRUDENTIAL INVESTMENT PORTFOLIOS 3

PRUDENTIAL INVESTMENT PORTFOLIOS 4

PRUDENTIAL INVESTMENT PORTFOLIOS 5

PRUDENTIAL INVESTMENT PORTFOLIOS 6

PRUDENTIAL INVESTMENT PORTFOLIOS 7

PRUDENTIAL INVESTMENT PORTFOLIOS 8

PRUDENTIAL INVESTMENT PORTFOLIOS 9

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

PRUDENTIAL INVESTMENT PORTFOLIOS 12

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

PRUDENTIAL INVESTMENT PORTFOLIOS 16

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17

RPDUDENTIAL INVESTMENT PORTFOLIOS 18

PRUDENTIAL MONEYMART ASSETS, INC.

PRUDENTIAL NATIONAL MUNI FUND, INC.

PRUDENTIAL JENNISON BLEND FUND, INC.

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

PRUDENTIAL WORLD FUND, INC.

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

PRUDENTIAL SECTOR FUNDS, INC.

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

THE TARGET PORTFOLIO TRUST

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Prudential Investment Portfolios, Inc.	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 2	Prudential Investment Portfolios 18
Prudential Investment Portfolios 3	Prudential MoneyMart Assets, Inc.
Prudential Investment Portfolios 4	Prudential National Muni Fund, Inc.
Prudential Investment Portfolios 5	Prudential Jennison Blend Fund, Inc.
Prudential Investment Portfolios 6	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7	Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 8	Prudential World Fund, Inc.
Prudential Investment Portfolios 9	Prudential Jennison Natural Resources Fund, Inc.
Prudential Investment Portfolios, Inc. 10	Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12	Prudential Sector Funds, Inc.
Prudential Investment Portfolios, Inc. 14	Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Investment Portfolios, Inc. 15	The Target Portfolio Trust
Prudential Investment Portfolios 16

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS PLEASE VOTE NOW!

October 1, 2014

Dear Shareholder:

I am inviting you to vote on several important proposals relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for November 26, 2014. This package contains information about each of the proposals and includes materials you will need to vote.

The Boards of Directors/Trustees of each Fund have reviewed the proposals and have recommended that they be presented for your consideration: the final decision is yours. Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls from a proxy solicitor.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•	In Person. By attending the Meeting and voting your shares.

If you have any questions before you vote, please call D.F. King & Co. Inc. at 866-828-6929 toll free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

Stuart Parker

President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND FEES OR EXPENSES?

A. No. The rate of the management fees and other expenses incurred by each Fund will not change.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS’ OR TRUSTEES’ FEES?

A. No.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on three issues:

–	to elect 12 Board Members,
–	for certain Funds, to approve a policy to permit the Fund’s manager to enter into or make material changes to your Fund’s subadvisory agreement(s) with wholly-owned subadvisers without shareholder approval, and
–	for certain Funds, to designate the Fund’s investment objective(s) as a non-fundamental policy, so that it may be changed by the Fund’s Board without a shareholder vote.

Q. ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. No. All but one of the individuals nominated for election currently serve on the existing Boards (except with respect to the two Funds noted under Proposal No. 1 below). Nine of the individual Board nominees are independent of Prudential.

Q. WHY AM I RECEIVING PROXY INFORMATION ON A FUND THAT I DO NOT OWN?

A. Shareholders of the Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q. WHY AM I RECEIVING TWO PROXY STATEMENTS OR TWO MAILINGS?

A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account—for example, in an individual account and in an IRA—you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q. WHY IS THE FUNDS’ MANAGER SEEKING AUTHORITY TO ENTER INTO OR MAKE MATERIAL CHANGES TO SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS?

A. Currently, the Funds’ Manager, with Board approval, can enter into and amend subadvisory agreements with subadvisers that are not affiliated with the Manager without obtaining shareholder approval, thereby avoiding the expense and delay entailed in seeking shareholder approval and permitting the Funds to more quickly and efficiently respond to changes in market conditions and other factors. The Manager and the Board believe that it is in the best interests of the Funds and their shareholders to similarly permit the Manager to enter into subadvisory agreements with wholly-owned subadvisers, subject to Board approval, but without shareholder approval.

Q. DOES DESIGNATING THE INVESTMENT OBJECTIVE FOR CERTAIN FUNDS AS NON-FUNDAMENTAL MEAN THAT THE FUNDS’ INVESTMENT OBJECTIVES WILL BE CHANGED?

A. No. There is no present intention to change the investment objective for any Fund. Although designating an investment objective as non-fundamental means that shareholder approval would no longer be required before a change in a Fund’s investment objective, Board approval and 60-day advance shareholder notification would continue to be required before any Fund’s investment objective could be changed.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. Depending on the Fund, we need a plurality, or a majority of the votes cast, to approve Proposal No. 1. For Proposals No. 2 and 3, we need the affirmative vote of a majority of each applicable Fund’s outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. DOES MY VOTE MAKE A DIFFERENCE?

A. Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposals by casting your vote as soon as possible. By voting early, you help avoid the expense of sending additional mailings to try to get shareholders to cast more votes.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or D.F. King & Co, Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10:00 a.m. on November 26, 2014, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HAS EACH FUND’S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund’s Board has approved the proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is September 12, 2014.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares 24 hours a day, 7 days week by telephone, by mail via the enclosed proxy ballot card, and by Internet. If you hold the Fund within a brokerage account and receive statements directly from your bank or broker, please follow the instructions provided on your proxy card. You can also vote your shares by attending the Meeting. You may revoke your proxy at any time prior to the Meeting or in-person by attending the Meeting. Please see the enclosed proxy materials for complete details. If you have any questions before you vote, please call D. F. King & Co., Inc., at 866-828-6929 toll-free. They will be happy to help you understand the proposals and assist you in voting.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

The Prudential Investment Portfolios, Inc.	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 2	Prudential Investment Portfolios 18
Prudential Investment Portfolios 3	Prudential MoneyMart Assets, Inc.
Prudential Investment Portfolios 4	Prudential National Muni Fund, Inc.
Prudential Investment Portfolios 5	Prudential Jennison Blend Fund, Inc.
Prudential Investment Portfolios 6	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7	Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 8	Prudential World Fund, Inc.
Prudential Investment Portfolios 9	Prudential Jennison Natural Resources Fund, Inc.
Prudential Investment Portfolios, Inc. 10	Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12	Prudential Sector Funds, Inc.
Prudential Investment Portfolios, Inc. 14	Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Investment Portfolios, Inc. 15	The Target Portfolio Trust
Prudential Investment Portfolios 16

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON November 26, 2014

To our Shareholders:

Joint meetings of the shareholders of each of the above-listed Funds (the Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey on November 26, 2014 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:

1.	For all Funds, to elect twelve Directors or Trustees.

2.	For certain of the Funds, to approve a policy to permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

3.	For certain of the Funds, to designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors/Trustees, but without shareholder approval.

The Meeting will be a Special Meeting for each Fund.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on September 12, 2014. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed proxy card in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Boards,

Deborah A. Docs

Secretary

Dated: October 1, 2014

ONE OR MORE PROXY CARDS FOR YOUR FUND(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE “CONTROL” NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Prudential Investment Portfolios, Inc.	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 2	Prudential Investment Portfolios 18
Prudential Investment Portfolios 3	Prudential MoneyMart Assets, Inc.
Prudential Investment Portfolios 4	Prudential National Muni Fund, Inc.
Prudential Investment Portfolios 5	Prudential Jennison Blend Fund, Inc.
Prudential Investment Portfolios 6	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7	Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 8	Prudential World Fund, Inc.
Prudential Investment Portfolios 9	Prudential Jennison Natural Resources Fund, Inc.
Prudential Investment Portfolios, Inc. 10	Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12	Prudential Sector Funds, Inc.
Prudential Investment Portfolios, Inc. 14	Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Investment Portfolios, Inc. 15	The Target Portfolio Trust
Prudential Investment Portfolios 16

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT DATED OCTOBER 1, 2014
Joint Special Meetings of Shareholders to Be Held on November 26, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY STATEMENT

The proxy statement is available at www.prudentialfunds.com/fundchanges

This proxy statement is being furnished to holders of shares of all of the above-listed investment companies (each, a Company) and their series (each, a Fund) in connection with the solicitation by their respective Boards of proxies to be used at joint special meetings (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on November 26, 2014 at 10:00 a.m., Eastern Time, or any adjournments thereof. The Meeting will be a Special Meeting for each Company. This proxy statement is being first mailed to shareholders on or about October 1, 2014, and is also available at www.prudentialfunds.com/fundchanges.

Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The table below indicates, for each Company, whether the Company is organized as a Maryland corporation, Delaware statutory trust, or Massachusetts business trust.

Company	State
The Prudential Investment Portfolios, Inc.	Maryland
Prudential Investment Portfolios 2	Delaware
Prudential Investment Portfolios 3	Delaware
Prudential Investment Portfolios 4	Massachusetts
Prudential Investment Portfolios 5	Delaware
Prudential Investment Portfolios 6	Massachusetts
Prudential Investment Portfolios 7	Massachusetts
Prudential Investment Portfolios 8	Delaware

Company	State
Prudential Investment Portfolios 9	Delaware
Prudential Investment Portfolios, Inc. 10	Maryland
Prudential Investment Portfolios 12	Delaware
Prudential Investment Portfolios, Inc. 14	Maryland
Prudential Investment Portfolios, Inc. 15	Maryland
Prudential Investment Portfolios 16	Delaware
Prudential Investment Portfolios, Inc. 17	Maryland
Prudential Investment Portfolios 18	Delaware
Prudential MoneyMart Assets, Inc.	Maryland
Prudential National Muni Fund, Inc.	Maryland
Prudential Jennison Blend Fund, Inc.	Maryland
Prudential Jennison Mid-Cap Growth Fund, Inc.	Maryland
Prudential Jennison Small Company Fund, Inc.	Maryland
Prudential World Fund, Inc.	Maryland
Prudential Jennison Natural Resources Fund, Inc.	Maryland
Prudential Global Total Return Fund, Inc.	Maryland
Prudential Sector Funds, Inc.	Maryland
Prudential Short-Term Corporate Bond Fund, Inc.	Maryland
The Target Portfolio Trust	Delaware

Shares of common stock of the Maryland corporations, as well as shares of beneficial interest of the Delaware statutory trusts and the Massachusetts business trusts, are referred to as “Shares,” the holders of the Shares are referred to as “Shareholders,” each Company’s board of directors or trustees is referred to as a “Board” and the directors or trustees are referred to as “Board Members” or may be collectively referred to as “Directors” or “Trustees.”

A listing of the formal names for each Company and/or Fund and the abbreviated name for each Company and Fund that is used in this proxy statement are set forth below.

Company and Fund Name	Abbreviated Name

The Prudential Investment Portfolios, Inc.

Prudential Asset Allocation Fund

Prudential Jennison Equity Opportunity Fund

Prudential Jennison Growth Fund

Prudential Conservative Allocation Fund

Prudential Moderate Allocation Fund

Prudential Growth Allocation Fund

PIP PIP Asset Allocation PIP Equity Opportunity PIP Growth PIP Conservative Allocation PIP Moderate Allocation PIP Growth Allocation
Prudential Investment Portfolios 2 Prudential Core Taxable Money Market Fund Prudential Core Short-Term Bond Fund	PIP 2 PIP 2 Taxable Money Market PIP 2 Short-Term Bond
Prudential Investment Portfolios 3 Prudential Strategic Value Fund Prudential Jennison Select Growth Fund Prudential Real Assets Fund Prudential Jennison Market Neutral Fund	PIP 3 PIP 3 Strategic Value PIP 3 Select Growth PIP 3 Real Assets PIP 3 Market Neutral
Prudential Investment Portfolios 4 Prudential Muni High Income Fund	PIP 4 PIP 4 Muni High Income

Company and Fund Name	Abbreviated Name
Prudential Investment Portfolios 5 Prudential Jennison Conservative Growth Fund Prudential Small-Cap Value Fund Prudential Jennison Rising Dividend Fund	PIP 5 PIP 5 Conservative Growth PIP 5 Small-Cap Value PIP 5 Rising Dividend
Prudential Investment Portfolios 6 Prudential California Muni Income Fund	PIP 6 PIP 6 Cal Muni
Prudential Investment Portfolios 7 Prudential Jennison Value Fund	PIP 7 PIP 7 Value
Prudential Investment Portfolios 8 Prudential Stock Index Fund	PIP 8 PIP 8 Stock Index
Prudential Investment Portfolios 9 Prudential Large-Cap Core Equity Fund Prudential International Real Estate Fund Prudential Absolute Return Bond Fund Prudential Select Real Estate Fund	PIP 9 PIP 9 Large-Cap Core PIP 9 International Real Estate PIP 9 Absolute Return Bond PIP 9 Select Real Estate
Prudential Investment Portfolios, Inc. 10 Prudential Mid-Cap Value Fund Prudential Jennison Equity Income Fund	PIP 10 PIP 10 Mid-Cap Value PIP 10 Equity Income
Prudential Investment Portfolios 12 Prudential Global Real Estate Fund Prudential US Real Estate Fund Prudential Long-Short Equity Income Fund Prudential Short Duration Muni High Income Fund	PIP 12 PIP 12 Global Real Estate PIP 12 US Real Estate PIP 12 Long-Short PIP 12 Short Duration Muni
Prudential Investment Portfolios, Inc. 14 Prudential Government Income Fund Prudential Floating Rate Income Fund	PIP 14 PIP 14 Government Income PIP 14 Floating Rate Income
Prudential Investment Portfolios, Inc. 15 Prudential High Yield Fund Prudential Short Duration High Yield Income Fund	PIP 15 PIP 15 High Yield PIP 15 Short Duration High Yield
Prudential Investment Portfolios 16 Prudential Defensive Equity Fund Prudential Income Builder Fund	PIP 16 PIP 16 Defensive Equity PIP 16 Income Builder
Prudential Investment Portfolios, Inc. 17 Prudential Total Return Bond Fund Prudential Short Duration Multi-Sector Bond Fund	PIP 17 PIP 17 Total Return Bond PIP17 Short Duration Multi-Sector
Prudential Investment Portfolios 18 Prudential Jennison 20/20 Focus Fund Prudential Jennison MLP Fund	PIP 18 PIP 18 20/20 Focus PIP 18 MLP
Prudential MoneyMart Assets, Inc.	MoneyMart
Prudential National Muni Fund, Inc.	National Muni
Prudential Jennison Blend Fund, Inc.	Blend
Prudential Jennison Mid-Cap Growth Fund, Inc.	Mid-Cap Growth
Prudential Jennison Small Company Fund, Inc.	Small Company

Prudential World Fund, Inc.

Prudential International Equity Fund

Prudential International Value Fund

Prudential Emerging Markets Debt Local Currency Fund

Prudential Jennison Global Opportunities Fund

Prudential Jennison International Opportunities Fund

Prudential Jennison Global Infrastructure Fund

World World International Equity World International Value World Emerging Markets Debt World Global Opportunities World International Opportunities World Global Infrastructure

Company and Fund Name	Abbreviated Name
Prudential Jennison Natural Resources Fund, Inc.	Natural Resources
Prudential Global Total Return Fund, Inc.	Global Total Return
Prudential Sector Funds, Inc. Prudential Financial Services Fund Prudential Jennison Health Sciences Fund Prudential Jennison Utility Fund	Sector Sector Financial Services Sector Health Sciences Sector Utility
Prudential Short-Term Corporate Bond Fund, Inc.	Short-Term Corporate Bond

The Target Portfolio Trust

Small Capitalization Value Portfolio

Small Capitalization Growth Portfolio

Large Capitalization Value Portfolio

Large Capitalization Growth Portfolio

International Equity Portfolio

Mortgage-Backed Securities Portfolio

Intermediate-Term Bond Portfolio

Total Return Bond Portfolio

Target

Target Small Cap Value

Target Small Cap Growth

Target Large Cap Value

Target Large Cap Growth

Target International Equity

Target Mortgage-Backed Target Intermediate-Term Bond

Target Total Return Bond

Each Company has a Board that, in addition to overseeing the actions of each Fund’s Manager and Subadviser(s), decides upon matters of general policy.

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds’ Manager under a management agreement with each Company on behalf of each Fund. Shares of each Fund are distributed by Prudential Investment Management Services LLC (PIMS), located at 100 Mulberry Street, Newark, New Jersey 07102.

Investment subadvisory services are provided to certain of the Funds by PI through its three affiliates: Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), and Quantitative Management Associates LLC (QMA). Jennison is located at 466 Lexington Avenue, New York, New York 10017. PIM and QMA are each located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. In addition, certain of the Funds receive investment subadvisory services from various unaffiliated subadvisers.

Each Company’s management agreement with PI and each subadvisory agreement with each subadviser were last approved by the Board of each Company at an in-person meeting held on June 9-11, 2014.

Set forth below are the Subadvisers for each Fund as of the date of this proxy statement:

Funds Receiving Subadvisory Services from Jennison:

PIP Equity Opportunity	PIP 16 Income Builder**	PIP 18 MLP	World International Opportunities
PIP Growth	PIP 5 Rising Dividend	Blend	World Global Infrastructure
PIP 3 Select Growth	PIP 7 Value	Mid-Cap Growth	Natural Resources
PIP 3 Market Neutral	PIP 10 Equity Income	Small Company	Sector Health Sciences
PIP 5 Conservative Growth	PIP 18 20/20 Focus	World Global Opportunities	Sector Utility

Funds Receiving Subadvisory Services from PIM:

PIP Asset Allocation	PIP 6 Cal Muni	PIP 12 Short Duration Muni	PIP 16 Income Builder**
PIP 2 Taxable Money Market	PIP 9 International Real Estate*	PIP 14 Government Income	PIP 17 Total Return Bond
PIP 2 Short-Term Bond	PIP 9 Absolute Return Bond	PIP 14 Floating Rate Income	PIP 17 Short Duration Multi-Sector
PIP 3 Real Assets	PIP 12 Global Real Estate*	PIP 15 High Yield	MoneyMart
PIP 4 Muni High Income	PIP 12 US Real Estate*	PIP 15 Short Duration High Yield	National Muni
World Emerging Markets Debt	Global Total Return	Short-Term Corporate Bond	PIP 9 Select Real Estate*

*	Subadvisory services are provided by Prudential Real Estate Investors (PREI), which is a business unit of PIM.
**	Subadvisory services are provided by Jennison, PIM and by PREI.

Funds Receiving Subadvisory Services from QMA:

PIP Asset Allocation	PIP 3 Real Assets	PIP 12 Long-Short
PIP Conservative Allocation	PIP 5 Small-Cap Value	PIP 16 Defensive Equity
PIP Moderate Allocation	PIP 8 Stock Index	PIP 16 Income Builder
PIP Growth Allocation	PIP 9 Large-Cap Core	World International Equity
PIP 3 Strategic Value	PIP 10 Mid-Cap Value

Funds Receiving Subadvisory Services from Unaffiliated Subadvisers:

Fund	Subadviser	Address
World International Value	LSV Asset Management	155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606
	Thornburg Investment Management, Inc.†	2300 North Ridgetop Road, Santa Fe, New Mexico 87506
Sector Financial Services	Wellington Management Company, LLP	280 Congress Street, Boston, Massachusetts 02210
PIP 3 Real Assets	CoreCommodity Management, LLC	680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06902
Target Small Cap Value	EARNEST Partners, LLC	1180 Peachtree Street, NE, Suite 2300, Atlanta, Georgia 30309
	NFJ Investment Group, LLC	2100 Ross Avenue, Suite 700, Dallas, Texas 75201

†	Note: On or before October 30, 2014, it is anticipated that Thornburg Investment Management, Inc. will be replaced by Lazard Asset Management LLC.

Fund	Subadviser	Address
	Lee Munder Capital Group, LLC	200 Clarendon Street, Boston, Massachusetts 02116
	J.P. Morgan Investment Management, Inc.	270 Park Avenue, New York, New York 10017
	Vaughan Nelson Investment Management, L.P.	600 Travis Street, Suite 6300, Houston, Texas 77002
	Sterling Capital Management LLC	4064 Colony Road, Suite 300, Charlotte, North Carolina 28211
Target Small Cap Growth	Eagle Asset Management, Inc.	880 Carillon Parkway, St. Petersburg, Florida 33716
	Emerald Mutual Fund Advisers Trust	3175 Oregon Pike, Leola, Pennsylvania 17540
Target Large Cap Value	Hotchkis and Wiley Capital Management, LLC	725 South Figueroa Street, 39th Floor, Los Angeles, California 90017
	NFJ Investment Group, LLC	2100 Ross Avenue, Suite 700, Dallas, Texas 75201
	Epoch Investment Partners, Inc.	399 Park Avenue, New York, New York 10022
Target Large Cap Growth	Massachusetts Financial Services Company	111 Huntington Avenue, Boston, Massachusetts 02199
	Brown Advisory, LLC	901 South Bond Street, Suite 400, Baltimore, Maryland 21231
Target International Equity	LSV Asset Management	155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606
	Thornburg Investment Management, Inc.	2300 North Ridgetop Road, Santa Fe, New Mexico 87506
Target Mortgage-Backed	Wellington Management Company, LLP	280 Congress Street, Boston, Massachusetts 02210
Target Total Return Bond	Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660
Target Intermediate-Term Bond	Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660

PROPOSAL No. 1

TO ELECT BOARD MEMBERS

THIS PROPOSAL APPLIES TO ALL FUNDS

The Board of each Company has nominated the twelve individuals identified below for election to each Company’s Board. Pertinent information about each nominee is set forth below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. All of the nominees currently serve as a Board Member for each of the Companies in the Prudential retail mutual fund complex, with the exception of Ms. Torres, who does not currently serve as a Board Member, and Mr. Parker.1

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders immediately after the board’s appointment of a new director. In addition, there must be a majority of shareholder-elected Board Members on the Board. The last time that shareholders of most Companies elected Board Members was in 2010. Since that time, as a result of retirements and subsequent appointments of new Board Members, each Company is near or at its statutory limitations under the 1940 Act and can no longer appoint additional Board Members without a shareholder vote.

To ensure the continuity and uninterrupted functioning of the Board of each Company in compliance with the 1940 Act, and to allow each Board to appoint new members in the future as circumstances and conditions may warrant, each Company’s current Board Members believe that it is prudent and appropriate for shareholders to elect each nominee for each Company covered by this proxy statement. By electing the nominees, the Board Members of each Company will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Company at which Board Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Company’s retirement policy; or (c) until they resign or are removed as permitted by law. Each Company’s retirement policy generally calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

Depending on the Company, any Board Member may be removed by the holders of not less than a majority of the Company’s outstanding Shares entitled to vote on the election of Board Members, or by the holders of not less than two-thirds of the Company’s outstanding Shares entitled to vote on the election of Board Members. In the event of a vacancy on the Board, the remaining Board Members intend to fill such vacancy by appointing another Board Member, so long as immediately after such appointment, at least two-thirds of the Board Members have been elected by shareholders.

Board Members who are not “interested persons” of a Company (as defined in the 1940 Act) are referred to as Independent Board Members. Board Members who are interested persons of a Company are referred to as Interested Board Members.

The Board of each Company is currently composed of two Interested Board Members and eleven Independent Board Members.2 The Chair of the Board is Richard

[1]	Stuart Parker currently serves as a Board Member for all of the funds in the Prudential retail mutual fund complex with the exception of MoneyMart and the Prudential Variable Contract Account-2.
[2]	The Board of MoneyMart is currently composed of one Interested Board Member and eleven Independent Board Members.

Redeker, who is an Independent Board Member. Two current Independent Board Members, Robin B. Smith and Douglas H. McCorkindale, have announced their intention to retire at the end of 2014 in accordance with the Companies’ retirement policy, and therefore have not been nominated for election. If all of the individuals nominated for election are elected by shareholders, the Board of each Company will be comprised of nine Independent Board Members and three Interested Board Members.

It is expected that the Board Members will meet at least four times a year at regularly scheduled meetings. The number of Board and Board committee meetings held during each Company’s most recent fiscal year is set forth in Exhibit E.

None of the nominees is related to another. None of the Independent Board Members of each Company nor persons nominated to become Independent Board Members owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Board position, business experience and address of each Independent Board Member nominee and each Interested Board Member nominee (each a Nominee), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT BOARD MEMBER NOMINEES

Ellen S. Alberding* (56) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Kevin J. Bannon* (62) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe* (62) | Director/Trustee | Since 2005

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Keith F. Hartstein* (57) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Michael S. Hyland* (68) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None

Stephen P. Munn* (72) | Director/Trustee | Since 2008

Principal Occupation(s) During Past 5 Years: Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

James E. Quinn* (62) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker* (71) | Director/Trustee & Independent Chair | Independent Chair Since 2011 | See Note 1

Principal Occupation(s) During Past 5 Years: Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Stephen G. Stoneburn* (71) | Director/Trustee | See Note 2

Principal Occupation(s) During Past 5 Years: Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

PROPOSED INTERESTED BOARD MEMBER NOMINEES

Stuart S. Parker* (51) | Director/Trustee & President | Since 2012 | See Note 3

Principal Occupation(s) During Past 5 Years: President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Number of Portfolios in Fund Complex† Overseen by Nominee: 65

Other Directorships Held by Nominee**: None.

Scott E. Benjamin* (41) | Director/Trustee & Vice President | Since 2009 | See Note 3

Principal Occupation(s) During Past 5 Years: Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Grace C. Torres* (55) | See Note 3

Principal Occupation(s) During Past 5 Years: Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: None.

Other Directorships Held by Nominee**: None.

*	The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
**	Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Note 1: Mr. Redeker has served as a Director/Trustee of the Funds since 2003, with the following exceptions: PIP 6 since 1993; Global Total since 1993; PIP 14 since 1993; PIP 15 since 1995; PIP 8 since 1996; PIP 4 since 1993; National Muni since 1995; Short-Term Corporate Bond since 1993; PIP 9 since 1998; PIP 17 since 1994; PIP since 1995; PIP 18 since 1998; Natural Resources since 2000; Sector since 1993; Small Company since 1996.

Note 2: Mr. Stoneburn has served as a Director/Trustee of the Funds since 2003, with the following exceptions: PIP 2 since 1999; PIP 12 since 2001; World since 1996; PIP 3 since 2000; PIP 5 since 1999; PIP 16 since 1999; Target since 1999.

Note 3: Messrs. Parker and Benjamin are Interested Board Members by virtue of their positions with PI. Prior to her retirement in 2014, Ms. Torres was employed by PI. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. If elected, Ms. Torres will be a non-management Interested Board Member.

The following tables set forth the dollar range of Fund securities held by each Nominee as of December 31, 2013. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex overseen by that Nominee as of December 31, 2013. The Nominating and Governance Committee encourages each Board Member to maintain investments in one or more Funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Board Members have two years to comply with this policy.

SHARE OWNERSHIP TABLE

INDEPENDENT BOARD MEMBER NOMINEES

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Ellen S. Alberding	PIP Growth	Over $100,000	Over $100,000
	PIP 8 Stock Index	Over $100,000
	PIP 10 Mid-Cap Value	Over $100,000
Kevin J. Bannon	Natural Resources	$10,001-$50,000	Over $100,000
	Mid-Cap Growth	Over $100,000
	Target Intermediate-Term Bond	$50,001-$100,000
	Target Mortgage-Backed	$50,001-$100,000
	Sector Health Sciences	Over $100,000
	World International Value	$50,001-$100,000
	World Emerging Markets Debt	Over $100,000
	Small Company	$50,001-$100,000
	PIP 3 Market Neutral	$10,001-$50,000
	PIP 14 Floating Rate Income	Over $100,000
Linda W. Bynoe	Target Total Return Bond	Over $100,000	Over $100,000
Keith F. Hartstein *	PIP Growth	Over $100,000	Over $100,000
	PIP 4 Muni High Income	Over $100,000
	PIP 8 Stock Index	$10,001-$50,000
	Total Return Bond	$10,001-$50,000
	Target International Equity	$10,001-$50,000
Michael S. Hyland	Target Intermediate-Term Bond	Over $100,000	Over $100,000
	Target Small Cap Value	$10,001-$50,000
	Natural Resources	$10,001-$50,000
	Mid-Cap Growth	$10,001-$50,000
	Sector Health Sciences	$10,001-$50,000

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Stephen P. Munn	PIP 18 20/20 Focus	Over $100,000	Over $100,000
	Natural Resources	$50,001-$100,000
	Mid-Cap Growth	$10,001-$50,000
	PIP 5 Small-Cap Value	$10,001-$50,000
James E. Quinn	PIP Equity Opportunity	Over $100,000	Over $100,000
Richard A. Redeker	PIP Growth	$50,001-$100,000	Over $100,000
	Sector Health Sciences	Over $100,000
	Short-Term Corporate Bond	Over $100,000
	Total Return Bond	Over $100,000
	PIP 3 Market Neutral	$50,001-$100,000
	PIP 10 Equity Income	Over $100,000
Stephen G. Stoneburn	Natural Resources	Over $100,000	Over $100,000
	World Global Opportunities	Over $100,000
	World International Value	Over $100,000
	Short-Term Corporate Bond	Over $100,000
	Small Company	Over $100,000
	PIP 15 High Yield	Over $100,000
	PIP Conservative Allocation	Over $100,000
	Mid-Cap Growth	Over $100,000
	PIP 14 Government Income	Over $100,000
	MoneyMart	Over $100,000
	PIP 8 Stock Index	Over $100,000

*	As of December 31, 2013, Mr. Hartstein also owned shares in the following closed-end funds, which are part of the Fund Complex: Prudential Global Short Duration High Yield Fund, Inc.: $1-$10,000; Prudential Short Duration High Yield Fund, Inc.: $1-$10,000.

SHARE OWNERSHIP TABLE INTERESTED BOARD MEMBER NOMINEES

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Stuart S. Parker	PIP Growth Allocation	Over $100,000	Over $100,000
	PIP 10 Equity Income	$10,001-$50,000
	Short-Term Corporate Bond	$10,001-$50,000
	Sector Health Sciences	Over $100,000
	Natural Resources	$10,001-$50,000
	PIP 18 20/20 Focus	Over $100,000
	PIP Equity Opportunity	$50,001-$100,000
	PIP 7 Value	$50,001-$100,000

Nominee	Fund	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex Overseen by Nominee
Scott E. Benjamin	Natural Resources	$50,001-$100,000	Over $100,000
	PIP Growth Allocation	$50,001-$100,000
	PIP Growth	Over $100,000
	Mid-Cap Growth	$50,001-$100,000
	PIP 3 Market Neutral	$10,001-$50,000
	PIP 3 Real Assets	$10,001-$50,000
	Global Total Return	$10,001-$50,000
	Short-Term Corporate Bond	$10,001-$50,000
	PIP 4 Muni High Income	$10,001-$50,000
	PIP 9 Absolute Return Bond	$10,001-$50,000
	PIP 12 Global Real Estate	$10,001-$50,000
	PIP 14 Floating Rate Income	$10,001-$50,000
	Sector Health Sciences	$10,001-$50,000
	PIP 18 20/20 Focus	$10,001-$50,000
	PIP 10 Equity Income	$10,001-$50,000
	PIP 10 Mid-Cap Value	$1-$10,000
	PIP 15 High Yield	$1-$10,000
	Small Company	$50,001-$100,000
	PIP 5 Small-Cap Value	$1-$10,000
Grace C. Torres *			None

*	Proposed for election at the Meeting as a non-management Interested Board Member.

None of the Independent Board Member Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2013.

Information concerning Company officers is set forth in Exhibit C.

BOARD MEMBER COMPENSATION

Currently, each Independent Board Member receives an annual retainer of $190,000 from all Companies in the aggregate. The Independent Board Member who serves as the Chair of each Company’s Board receives an additional annual aggregate fee of $75,000. In addition, Independent Board Members who are members of a Company’s Audit Committee receive an annual aggregate fee of $14,000 for their service on the Committee, except that the Chair of the Audit Committee receives an annual aggregate fee of $25,000. Independent Board Members who are members of the Nominating and Governance Committee receive an aggregate annual fee of $14,000 for their service on the Committee, except that the Chair of the Nominating and Governance Committee receives an annual aggregate fee of $25,000. Members of the Audit Committee and the Nominating and Governance Committee also receive meeting fees of $1,000 for their attendance at each committee meeting. Independent Board Members who are the Chair of an Investment Committee annually receive an additional $2,000. Independent Board Members receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Company’s Board.

Interested Board Members currently do not receive any compensation from the Companies or the Fund Complex, and do not receive any pension or retirement benefits for their service as Board Members. If elected as a non-management Interested Board Member, Ms. Torres will receive the same annual retainer as is currently received by Independent Board Members.

Set forth below is information describing the aggregate compensation paid by each Company for each Company’s most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2013 to each of the Independent Board Member Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2013, the last full calendar year for which aggregate compensation numbers are available.

COMPENSATION PAID TO

INDEPENDENT BOARD MEMBER NOMINEES

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
Ellen S. Alberding	PIP	$1,100	$67,834 (32/67)(2)
	PIP 2	$1,000
	PIP 3	$2,873
	PIP 4	$1,637
	PIP 5	None
	PIP 6	None
	PIP 7	None
	PIP 8	$220
	PIP 9	$1,130
	PIP 10	$1,640
	PIP 12	$4,350
	PIP 14	$1,863
	PIP 15	None
	PIP 16	None
	PIP 17	$1,247
	PIP 18	$1,397
	MoneyMart	None
	National Muni	$147
	Blend	None
	Mid-Cap Growth	None
	Small Company	$540
	World	$947
	Natural Resources	$1,450
	Global Total Return	$286
	Sector	$3,371
	Short-Term Corporate Bond	$6,700
	Target	$2,607
Kevin J. Bannon	PIP	$14,480	$210,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$5,810
	PIP 4	$2,630
	PIP 5	$3,227

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
	PIP 6	$1,737
	PIP 7	$2,820
	PIP 8	$2,870
	PIP 9	$5,370
	PIP 10	$9,743
	PIP 12	$7,130
	PIP 14	$3,863
	PIP 15	$8,560
	PIP 16	$3,240
	PIP 17	$7,267
	PIP 18	$5,133
	MoneyMart	$2,787
	National Muni	$3,067
	Blend	$3,443
	Mid-Cap Growth	$16,600
	Small Company	$7,590
	World	$5,817
	Natural Resources	$10,840
	Global Total Return	$1,847
	Sector	$13,747
	Short-Term Corporate Bond	$22,060
	Target	$16,063
Linda W. Bynoe	PIP	$14,340	$210,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$5,840
	PIP 4	$2,563
	PIP 5	$3,210
	PIP 6	$1,730
	PIP 7	$2,800
	PIP 8	$2,860
	PIP 9	$5,373
	PIP 10	$9,653
	PIP 12	$7,160
	PIP 14	$3,850
	PIP 15	$8,477
	PIP 16	$3,213
	PIP 17	$7,213
	PIP 18	$5,113
	MoneyMart	$2,773
	National Muni	$3,027
	Blend	$3,403
	Mid-Cap Growth	$16,347
	Small Company	$7,500
	World	$5,813
	Natural Resources	$10,727
	Global Total Return	$1,843
	Sector	$13,710

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
	Short-Term Corporate Bond	$22,100
	Target	$15,950
Keith F. Hartstein	PIP	$1,100	$68,834 (32/67)(2)
	PIP 2	$1,000
	PIP 3	$2,883
	PIP 4	$1,637
	PIP 5	None
	PIP 6	None
	PIP 7	None
	PIP 8	$220
	PIP 9	$1,140
	PIP 10	$1,663
	PIP 12	$4,390
	PIP 14	$1,873
	PIP 15	None
	PIP 16	None
	PIP 17	$1,267
	PIP 18	$1,417
	MoneyMart	None
	National Muni	$147
	Blend	None
	Mid-Cap Growth	None
	Small Company	$540
	World	$950
	Natural Resources	$1,473
	Global Total Return	$290
	Sector	$3,423
	Short-Term Corporate Bond	$6,830
	Target	$2,623
Michael S. Hyland	PIP	$14,720	$216,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$5,880
	PIP 4	$2,657
	PIP 5	$3,243
	PIP 6	$1,757
	PIP 7	$2,883
	PIP 8	$2,930
	PIP 9	$5,467
	PIP 10	$10,000
	PIP 12	$7,440
	PIP 14	$3,930
	PIP 15	$8,763
	PIP 16	$3,253
	PIP 17	$7,503
	PIP 18	$5,313
	MoneyMart	$2,847
	National Muni	$3,127

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
	Blend	$3,493
	Mid-Cap Growth	$17,110
	Small Company	$7,800
	World	$5,853
	Natural Resources	$11,193
	Global Total Return	$1,883
	Sector	$14,187
	Short-Term Corporate Bond	$22,970
	Target	$16,277
Stephen P. Munn	PIP	$14,720	$214,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$5,850
	PIP 4	$2,677
	PIP 5	$3,243
	PIP 6	$1,757
	PIP 7	$2,883
	PIP 8	$2,930
	PIP 9	$5,450
	PIP 10	$9,957
	PIP 12	$7,360
	PIP 14	$3,910
	PIP 15	$8,763
	PIP 16	$3,253
	PIP 17	$7,463
	PIP 18	$5,267
	MoneyMart	$2,847
	National Muni	$3,127
	Blend	$3,493
	Mid-Cap Growth	$17,110
	Small Company	$7,800
	World	$5,850
	Natural Resources	$11,153
	Global Total Return	$1,880
	Sector	$14,073
	Short-Term Corporate Bond	$22,630
	Target	$16,250
James E. Quinn	PIP	$1,100	$68,834 (32/67)(2)
	PIP 2	$1,000
	PIP 3	$2,883
	PIP 4	$1,633
	PIP 5	None
	PIP 6	None
	PIP 7	None
	PIP 8	$220
	PIP 9	$1,140
	PIP 10	$1,663
	PIP 12	$4,360

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
	PIP 14	$1,867
	PIP 15	None
	PIP 16	None
	PIP 17	$1,267
	PIP 18	$1,417
	MoneyMart	None
	National Muni	$147
	Blend	None
	Mid-Cap Growth	None
	Small Company	$540
	World	$950
	Natural Resources	$1,473
	Global Total Return	$290
	Sector	$3,423
	Short-Term Corporate Bond	$6,830
	Target	$2,623
Richard A. Redeker	PIP	$16,670	$250,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$6,207
	PIP 4	$3,087
	PIP 5	$3,473
	PIP 6	$1,897
	PIP 7	$3,330
	PIP 8	$3,380
	PIP 9	$5,920
	PIP 10	$12,003
	PIP 12	$8,960
	PIP 14	$4,320
	PIP 15	$10,460
	PIP 16	$3,497
	PIP 17	$9,130
	PIP 18	$6,413
	MoneyMart	$3,287
	National Muni	$3,650
	Blend	$4,143
	Mid-Cap Growth	$21,273
	Small Company	$9,550
	World	$6,127
	Natural Resources	$13,813
	Global Total Return	$2,050
	Sector	$16,907
	Short-Term Corporate Bond	$28,650
	Target	$17,997
	Target	$15,923
Stephen G. Stoneburn	PIP	$14,480	$212,000 (32/67)(2)
	PIP 2	$2,400
	PIP 3	$5,840

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
	PIP 4	$2,590
	PIP 5	$3,227
	PIP 6	$1,737
	PIP 7	$2,820
	PIP 8	$2,870
	PIP 9	$5,387
	PIP 10	$9,787
	PIP 12	$7,210
	PIP 14	$3,883
	PIP 15	$8,560
	PIP 16	$3,240
	PIP 17	$7,303
	PIP 18	$5,180
	MoneyMart	$2,787
	National Muni	$3,067
	Blend	$3,443
	Mid-Cap Growth	$16,600
	Small Company	$7,590
	World	$5,820
	Natural Resources	$10,880
	Global Total Return	$1,850
	Sector	$13,860
	Short-Term Corporate Bond	$22,390
	Target	$16,090

(1)	Although this column shows the total amount paid to Independent Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under each Fund’s deferred fee agreement. Under the Fund Complex’s deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2013, including investment results during the year on cumulative deferred fees, amounted to $(26,698), $1,068, and $409,269 for Ms. Bynoe, Mr. Hartstein, and Mr. Stoneburn, respectively.

(2)	Compensation relates to portfolios that were in existence for any period during 2013. Figures in parentheses indicate the number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates The number of funds/portfolios represent those in existence as of December 31, 2013, and excludes funds that have merged or liquidated during 2013. Additionally, the number of funds/portfolios includes those which were approved as of December 31, 2013; however, certain of those funds/portfolios may have commenced operations after that date. No compensation is paid out from such funds/portfolios.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF NOMINEES

The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of thirteen members, eleven of whom are Independent Board

Members. If the Nominees are elected at the Meeting, the Board will be composed of twelve members, nine of whom will be Independent Board Members, and three of whom will be Interested Board Members, of whom one, Ms. Torres, will be a non-management Interested Board Member.

The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Messrs. Redeker and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has more than 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Funds since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Funds in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Funds in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Messrs. Hartstein and Quinn joined the Board of the Funds in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Quinn has over 20 years of experience as a senior executive officer and a director of a public company. Mr. Parker, who has served as an Interested Board Member and President of the Funds since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Funds since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Ms. Torres served as Treasurer and Principal Financial and Accounting Officer of the Funds and other funds in the Fund Complex for 16 years and held senior positions in PI from 1999 to 2014. Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.

STANDING BOARD COMMITTEES

Audit Committee. Each Company has an Audit Committee, which is composed entirely of Independent Board Members, and normally meets four times a year, or as required, in conjunction with the meetings of the Boards of Directors/Trustees. The Audit Committee consists of Messrs. Munn (Chair), McCorkindale, Bannon, and Quinn, Ms. Alberding, Ms. Smith and Mr. Redeker (ex-officio). The Board has determined that the Audit Committee has at least one audit committee financial expert. The number of Audit Committee meetings held during each Fund’s most recent fiscal year is set forth in Exhibit E.

The Board of each Company has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds’ auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Fund.

The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Exhibit D.

The firm of KPMG LLP (KPMG), 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Company. Each Company’s Audit Committee recommended, and the Board of each Company (including a majority of the Independent Board Members) approved, the selection of KPMG as each Company’s independent accountant for the Company’s current fiscal year. Representatives of KPMG are not expected to be present at the Meeting and will not be available to respond to questions during the Meeting; however, they will have the opportunity to make a statement if they so desire.

Investment Committees. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of each Fund whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees.

The Prudential Investment Committee consists of Mr. Hartstein (Chair), Mr. Redeker, Mr. Hyland, Mr. Quinn, Mr. Stoneburn and Ms. Bynoe. The Target Investment Committee consists of Ms. Alberding (Chair), Mr. Bannon, Mr. McCorkindale, Mr. Munn and Ms. Smith. The number of Prudential and Target Investment Committee meetings held during each Fund’s most recent fiscal year is set forth in Exhibit E.

Nominating & Governance Committee. Each Company has a Nominating and Governance Committee, which is composed entirely of Independent Board Members. The Nominating and Governance Committee is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (Chair), Mr. Stoneburn, Mr. Hartstein, Ms. Bynoe and Mr. Redeker (ex-officio). The Board of each Company has determined that each member of the Nominating and Governance Committee is not an “interested person” of each Company as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during each Fund’s most recent fiscal year is set forth in Exhibit E. The Nominating and Governance Committee charter is attached as Exhibit F.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience;

whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of each Fund’s annual financial statements for each of their two most recently completed fiscal years as indicated below:

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
PIP Asset Allocation	9/30/2013	$37,000	9/30/2012	$37,000
PIP Equity Opportunity	9/30/2013	22,000	9/30/2012	22,000
PIP Growth	9/30/2013	22,000	9/30/2012	22,000
PIP Conservative Allocation	9/30/2013	22,000	9/30/2012	22,000
PIP Moderate Allocation	9/30/2013	22,000	9/30/2012	22,000
PIP Growth Allocation	9/30/2013	22,000	9/30/2012	22,000
PIP 2 Taxable Money Market	1/31/2014	23,175	1/31/2013	22,500
PIP 2 Short-Term Bond	1/31/2014	36,000	1/31/2013	32,000

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
PIP 3 Strategic Value	2/28/2014	22,440	2/28/2013	22,000
PIP 3 Select Growth	2/28/2014	22,440	2/28/2013	22,000
PIP 3 Real Assets	2/28/2014	46,350	2/28/2013	45,000
PIP 3 Market Neutral	2/28/2014	30,600	2/28/2013	30,020
PIP 4 Muni High Income	4/30/2014	33,475	4/30/2013	32,500
PIP 5 Conservative Growth	7/31/ 2013	22,000	7/31/2012	22,000
PIP 5 Small-Cap Value	7/31/ 2013	29,250	7/31/2012	29,250
PIP 5 Rising Dividend	N/A	N/A	N/A	N/A
PIP 6 Cal Muni	8/31/2013	32,500	8/31/2012	32,500
PIP 7 Value	8/31/2013	22,000	8/31/2012	22,000
PIP 8 Stock Index	9/30/2013	22,500	9/30/2012	22,500
PIP 9 Large-Cap Core	10/31/2013	22,500	10/31/2012	22,500
PIP 9 International Real Estate	10/31/2013	29,500	10/31/2012	29,500
PIP 9 Absolute Return Bond	10/31/2013	55,000	10/31/2012	60,000
PIP 9 Select Real Estate Fund	N/A	N/A	N/A	N/A
PIP 10 Mid-Cap Value	10/31/2013	22,000	10/31/2012	22,000
PIP 10 Equity Income	10/31/2013	25,000	10/31/2012	35,000
PIP 12 Global Real Estate	3/31/2014	25,750	3/31/2013	25,000
PIP 12 US Real Estate	3/31/2014	23,970	3/31/2013	23,500
PIP 12 Long-Short	N/A	N/A	N/A	N/A
PIP 12 Short Duration Muni	N/A	N/A	N/A	N/A
PIP 14 Government Income	2/28/2014	34,505	2/28/2013	33,500
PIP 14 Floating Rate	2/28/2014	52,500	2/28/2013	50,000
PIP 15 High Yield	8/31/2013	32,500	8/31/2012	32,500
PIP 15 Short Duration High Yield	8/31/2013	37,000	8/31/2012	N/A
PIP 16 Defensive Equity	7/31/ 2013	48,000	7/31/2012	73,000
PIP 16 Income Builder	7/31/ 2013	68,000	7/31/2012	68,000
PIP 17 Total Return Bond	10/31/2013	46,500	10/31/2012	51,500
PIP 17 Short Duration Multi-Sector	N/A	N/A	N/A	N/A
PIP 18 20/20 Focus	11/30/2013*	22,000	1/31/2013	22,000
PIP 18 MLP	N/A	N/A	N/A	N/A
MoneyMart	7/31/ 2013	22,500	7/31/2012	22,500
National Muni	8/31/2013	32,500	8/31/2012	32,500
Blend	8/31/2013	22,000	8/31/2012	22,000
Mid-Cap Growth	8/31/2013	22,000	8/31/2012	22,000
Small Company	9/30/2013	22,000	9/30/2012	22,000
World International Equity	10/31/2013	29,250	10/31/2012	29,250
World International Value	10/31/2013	29,250	10/31/2012	29,250
World Emerging Markets Debt	10/31/2013	55,000	10/31/2012	60,000

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
World Global Opportunities	10/31/2013	25,500	10/31/2012	30,000
World International Opportunities	10/31/2013	25,500	10/31/2012	30,000
World Global Infrastructure	10/31/2013	16,500	N/A	N/A
World Emerging Markets Equity	N/A	N/A	N/A	N/A
Natural Resources	10/31/2013	22,500	10/31/2012	32,500
Global Total Return	10/31/2013	55,000	10/31/2012	60,000
Sector Financial Services	11/30/2013	22,000	11/30/2012	22,000
Sector Health Sciences	11/30/2013	22,000	11/30/2012	22,000
Sector Utility	11/30/2013	22,000	11/30/2012	22,000
Short-Term Corporate Bond	12/31/2013	32,500	12/31/2012	32,500
Target Small-Cap Value	10/31/2013	32,500	10/31/2012	32,500
Target Small-Cap Growth	10/31/2013	25,000	10/31/2012	25,000
Target Large-Cap Value	10/31/2013	25,000	10/31/2012	25,000
Target Large-Cap Growth	10/31/2013	25,000	10/31/2012	25,000
Target International Equity	10/31/2013	32,500	10/31/2012	32,500
Target Mortgage-Backed	10/31/2013	33,000	10/31/2012	33,000
Target Intermediate-Term Bond	10/31/2013	56,500	10/31/2012	61,500
Target Total Return Bond	10/31/2013	61,000	10/31/2012	66,000

*	During 2013, the Fund changed its fiscal year-end to November 30, requiring the Fund to issue new financial statements as of 11/30/2013.

AUDIT-RELATED FEES

For each Fund’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements, that are not reported above under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For the fiscal year ended 2013, KPMG billed PIP $3,202 and Natural Resources $3,429 in fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice. For the fiscal year ended 2012, KPMG billed PIP 3 Real Assets, PIP 12 Global Real Estate and World $3,250, $7,250 and $13,024, respectively, in fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice. None of the other Funds were billed by KPMG during the two most recent fiscal years for fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

With the exception of Small Company, for each Fund’s two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Fund other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” With respect to Small Company, KPMG billed $19,000 for products and services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the fiscal year ended September 30, 2012.

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Fund. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds (Affiliated Service Providers), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Fund.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For each Fund’s two most recent fiscal years, there were no fees paid for non-audit services to the Fund’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to each Fund, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

REQUIRED VOTE

The nominees receiving the affirmative vote of a plurality, in the case of each Company other than PIP 6 Cal Muni, PIP 7 Value and PIP 4 Muni High Income, of the votes cast will be elected, provided a quorum is present. With respect to PIP 6 Cal Muni, PIP 7 Value and PIP 4 Muni High Income, the nominees receiving the affirmative vote of a majority of the votes cast will be elected, provided a quorum is present.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL No. 2

TO APPROVE A POLICY TO PERMIT PI TO ENTER INTO OR MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

THIS PROPOSAL APPLIES TO ALL FUNDS (except PIP 16 Income Builder, PIP 5 Rising Dividend, PIP 12 Short Duration Muni, PIP 9 Select Real Estate, PIP 12 Long-Short, PIP 14 Floating Rate Income, PIP 15 Short Duration High Yield, PIP 17 Short Duration Multi-Sector, PIP 18 MLP, MoneyMart, and World Global Infrastructure)

The Board of each Fund, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a policy which would permit PI to enter into and make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to a Fund, with prior Board approval but without obtaining shareholder approval (such policy, the “Modified Manager-of-Managers Policy”). Specifically, the Modified Manager-of-Managers Policy would apply to subadvisory agreements with those affiliated subadvisers that are direct or indirect “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of (1) PI, or (2) a sister company of PI (that is, a company that is a direct or indirect “wholly-owned subsidiary” of the same company that directly or indirectly owns PI). Such subadvisers are referred to herein as “Wholly-Owned Subadvisers.”

Fund shareholders have previously approved each Fund’s operation under a “manager of managers” structure pursuant to an existing exemptive order from the SEC. Shareholder approval of the current “manager of managers” structure was received over a period of time from 2001 to 2003, depending on the Fund. The existing exemptive order permits Pl to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of PI, other than by reason of serving as a subadviser to a fund managed by PI (“Non-Affiliated Subadvisers”), with prior Board approval but without obtaining shareholder approval (such relief, the “Existing Relief”). The Funds and PI have filed an application with the SEC for a new exemptive order which would extend the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the “New Relief”). Under the New Relief, shareholder approval would continue to be required for PI to enter into and make material amendments to subadvisory agreements with affiliated subadvisers that are not “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of PI or a sister company of PI. Pursuant to the conditions proposed in the New Relief, shareholders must approve the Modified Manager-of-Managers Policy before the Funds can be permitted to rely on the New Relief. The Funds’ exemptive application is currently pending with the SEC, and there is no guarantee that the SEC will grant the requested exemptive order.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•	(1) the employment by a fund of a new subadviser to replace an existing subadviser or (2) the allocation of a portfolio of assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

•	A material change in the terms of a subadvisory agreement; or

•	The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund’s Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, each Fund is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with PI. As noted above, each Fund currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, each Fund is currently required to obtain shareholder approval of any new subadvisory agreement with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers.

Shareholders are now being asked to approve the Modified Manager-of-Managers Policy so that the Funds may be permitted to rely on the New Relief, under which PI would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If shareholders approve the Modified Manager-of-Managers Policy, PI will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval if the Modified Manager-of-Managers Policy is approved include: (1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of the Fund’s assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of a Fund and its shareholders. Currently, under the Existing Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

PI believes that the Modified Manager-of-Managers Policy is in the interests of each Fund’s shareholders because it will provide PI and the Board with maximum flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Funds to more quickly and efficiently respond to changes in market conditions and other factors. Currently, to appoint a new Wholly-Owned Subadviser or to amend a subadvisory agreement with a Wholly-Owned Subadviser, a Fund must call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the New Relief, PI and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid by the Funds to PI. These fees are paid directly by PI to the subadvisers out of the investment management fees it is paid by the Funds, and not by the Funds. When engaging subadvisers and entering into subadvisory agreements, PI negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Funds to PI and the fees paid by PI to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Funds. Any increase in the investment management fee paid to PI by the Funds would continue to require shareholder approval.

Under the terms of the New Relief, PI and the Funds would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Existing Relief. The Funds would continue to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a “wholly-owned subsidiary” as defined by the 1940 Act). In addition, under the conditions of the New Relief, as is the case with the Existing Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the New Relief, as with the Existing Relief, a majority of the Board must consist of Independent Board Members and the nomination of new or additional Independent Board Members must be at the discretion of the then-existing Independent Board Members. The prospectuses of the Funds relying on the New Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that PI has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. PI will continue to review each subadviser’s performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is approved by shareholders of a Fund and the SEC grants the New Relief, PI may determine to rely on the New Relief to seek the termination of a Fund’s unaffiliated subadviser and its replacement with a Wholly-Owned Subadviser soon after PI obtains the ability to do so. Any such termination and replacement of a subadviser would be subject to Board approval.

If the Modified Manager-of-Managers Policy is not approved by shareholders of a Fund, it will not be implemented for that Fund and the Fund will continue to operate under the currently existing manager of managers structure, which requires shareholder approval to enter into or materially amend subadvisory agreements with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers, unless otherwise permitted under the 1940 Act. In the event that the SEC does not grant the New Relief, those Funds that currently operate pursuant to the Existing Relief would continue to rely on the Existing Relief with respect to Non-Affiliated Subadvisers.

REQUIRED VOTE

Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS POLICY.

PROPOSAL No. 3

TO APPROVE A PROPOSAL TO DESIGNATE EACH FUND’S

INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

THIS PROPOSAL APPLIES ONLY TO THE FUNDS LISTED BELOW

The Board of each Fund listed below, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a proposal which would designate each Fund’s investment objective as non-fundamental.

Under the 1940 Act, a “fundamental” policy is any policy of a Fund that may be changed only with shareholder approval. The 1940 Act requires that a Fund disclose in its registration statement filed with the SEC each policy that is fundamental, and therefore may not be changed without first obtaining shareholder approval. The Funds comply with this requirement by identifying in their registration statements those policies that are fundamental. Currently, some Funds disclose in their registration statements that the Fund’s investment objective is a fundamental policy, while other Funds instead classify their investment objective as non-fundamental. In addition, several Funds do not explicitly disclose in their registration statements whether their investment objectives are fundamental or not. The 1940 Act does not require that a Fund’s investment objective be designated as fundamental. If Proposal No. 3 is approved by shareholders, the investment objective of each Fund currently classified as fundamental (or which is silent) would instead be designated as non-fundamental.

The Board and PI believe that the designation of each Fund’s investment objective as non-fundamental will help to facilitate the compliance programs and policies of the Funds, and enhance the ability of the Funds to promptly respond to future investment and market conditions by avoiding the expense and delay associated with first seeking shareholder approval to change a Fund’s investment objective. There is no present intention to change or modify any Fund’s investment objective, and Board approval and appropriate shareholder notification and disclosure would continue to be required before any Fund’s investment objective could be changed.

The table below sets out each Fund’s current investment objective:

Fund	Investment Objective
PIP Asset Allocation	Income and long-term growth of capital
PIP Equity Opportunity	Long-term growth of capital
PIP Growth	Long-term growth of capital
PIP Conservative Allocation	Current income and a reasonable level of capital appreciation
PIP Moderate Allocation	Current income and a reasonable level of capital appreciation
PIP Growth Allocation	Long-term capital appreciation
PIP 2 Taxable Money Market	Income consistent with relative stability of principal
PIP 2 Short-Term Bond	Current income consistent with the preservation of capital and the maintenance of liquidity
PIP 3 Strategic Value	Long-term growth of capital
PIP 3 Select Growth	Long-term growth of capital
PIP 4 Muni High Income	To provide the maximum amount of income that is eligible for exclusion from federal income taxes
PIP 5 Conservative Growth	Long-term capital appreciation
PIP 5 Small-Cap Value	Above-average capital appreciation

Fund	Investment Objective
PIP 6 Cal Muni	To maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital
PIP 7 Value	Capital appreciation
PIP 8 Stock Index	To provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index
PIP 9 Large-Cap Core	Long-term after-tax growth of capital
PIP 10 Mid-Cap Value	Income and capital appreciation
PIP 10 Equity Income	Capital growth
PIP 14 Government Income	High current return
PIP 15 High Yield	Primary objective: to maximize current income. Secondary objective: capital appreciation
PIP 17 Total Return Bond	Total return
PIP 18 20/20 Focus	Long-term growth of capital
MoneyMart	Maximum current income consistent with stability of capital and the maintenance of liquidity
National Muni	To seek a high level of current income exempt from federal income taxes
Blend	Long-term growth of capital
Mid-Cap Growth	Long-term capital appreciation
Small Company	Capital growth
World International Equity	Long-term growth of capital
World International Value	Long-term growth of capital through investment in equity securities of foreign issuers
Natural Resources	Long-term growth of capital
Global Total Return	Total return, made up of current income and capital appreciation
Sector Financial Services	Long-term capital appreciation
Sector Health Sciences	Long-term capital appreciation
Sector Utility	Total return through a combination of capital appreciation and current income
Short-Term Corporate Bond	High current income consistent with the preservation of principal
Target Small-Cap Value	Above-average capital appreciation
Target Small-Cap Growth	Maximum capital appreciation
Target Large-Cap Value	Total return consisting of capital appreciation and dividend income
Target Large-Cap Growth	Long-term capital appreciation
Target International Equity	Capital appreciation
Target Mortgage-Backed	High current income with a secondary investment objective of capital appreciation, each to the extent consistent with protection of capital
Target Intermediate-Term Bond	Current income and reasonable stability of principal
Target Total Return Bond	Total return consisting of income and capital appreciation.

If Proposal No. 3 is not approved by shareholders, shareholder approval would continue to be required to change the investment objective(s) of the Funds listed above.

REQUIRED VOTE

Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL TO DESIGNATE THE FUND’S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

VOTING INFORMATION

As set forth in the table below, the presence, in person or by proxy, of the indicated Shares of a Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Fund.

Fund Name	Quorum	Fund Name	Quorum
PIP Asset Allocation	majority	PIP 16 Defensive Equity	one-third
PIP Equity Opportunity	majority	PIP 16 Income Builder	one-third
PIP Growth	majority	PIP 17 Total Return Bond	one-third
PIP Conservative Allocation	majority	PIP 17 Short Duration Multi-Sector	one-third
PIP Moderate Allocation	majority	PIP 18 20/20 Focus	one-third
PIP Growth Allocation	majority	PIP 18 MLP	one-third
PIP 2 Taxable Money Market	one-third	MoneyMart	majority
PIP 2 Short-Term Bond	one-third	National Muni	one-third
PIP 3 Strategic Value	one-third	Blend	one-third
PIP 3 Select Growth	one-third	Mid-Cap Growth	one-third
PIP 3 Real Assets	one-third	Small Company	one-third
PIP 3 Market Neutral	one-third	World International Equity	majority
PIP 4 Muni High Income	one-third	World International Value	majority
PIP 5 Conservative Growth	one-third	World Emerging Markets Debt	majority
PIP 5 Small-Cap Value	one-third	World Global Opportunities	majority
PIP 5 Rising Dividend	one-third	World International Opportunities	majority
PIP 6 Cal Muni	one-third	World Global Infrastructure	majority
PIP 7 Value	majority	Natural Resources	majority
PIP 8 Stock Index	one-third	Global Total Return	one-third
PIP 9 Large-Cap Core	one-third	Sector Financial Services	majority
PIP 9 International Real Estate	one-third	Sector Health Sciences	majority
PIP 9 Absolute Return Bond	one-third	Sector Utility	majority
PIP 10 Mid-Cap Value	majority	Short-Term Corporate Bond	one-third
PIP 10 Equity Income	majority	Target Small Cap Value	one-third
PIP 12 Global Real Estate	one-third	Target Small Cap Growth	one-third
PIP 12 US Real Estate	one-third	Target Large Cap Value	one-third
PIP 12 Long-Short	one-third	Target Large Cap Growth	one-third
PIP 12 Short Duration Muni	one-third	Target International Equity	one-third
PIP 14 Government Income	majority	Target Mortgage-Backed	one-third
PIP 14 Floating Rate Income	majority	Target Intermediate-Term Bond	one-third
PIP 15 High Yield	one-third	Target Total Return Bond	one-third
PIP 15 Short Duration High Yield	one-third

If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting for the particular Fund in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against a proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to a proposal.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act.

In the event that sufficient votes to obtain a quorum have not been obtained by a Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. A Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve Proposal No’s. 2 and 3 at the Meeting. Therefore, shareholders who are against Proposal No.2 and Proposal No. 3 should vote AGAINST the Proposals.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as the Board may determine.

You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

The proposal to elect Board Members does not require separate voting by individual Funds of a Company or by separate classes of a Fund. Shareholders of each Company vote together on the proposal to elect Board Members for that Company. With respect to each of the other proposals, voting is conducted separately for each Fund.

To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund and each Company as of September 12, 2014. The number of shares of each Fund outstanding as of the close of business on September 12, 2014 is shown in Exhibit A. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Fund as of September 12, 2014 is contained in Exhibit B.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND’S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

Each full Share outstanding is entitled to one vote, and each fractional Share outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Company. Information about the vote necessary with respect to the Proposal is discussed below. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

ADDITIONAL INFORMATION: PROXY COSTS

The costs of solicitation of shareholder proxies, including printing, postage, voting tabulation and other proxy-related expenses, with respect to Proposal No. 1 will be borne by the Funds. The costs associated with the inclusion of Proposal No. 2 and Proposal No. 3 in the proxy statement will be borne by PI. Direct costs that can be reasonably attributed to one or more specific Funds will be borne by each specific Fund; costs that cannot reasonably be attributed to one or more specific Funds will be allocated equally among the Funds. It is estimated that the total costs and expenses to be borne by the Funds will be approximately $2.9 million. The costs and expenses to be borne by PI include solicitation and other variable costs and are estimated to range between $700,000 to $3.7 million.

The solicitation of proxies will be made primarily by mail but also may include telephone or oral communications by regular employees of D.F. King & Co. Inc. (D.F. King), a proxy solicitation firm retained by the Funds. It is estimated that these services will cost approximately $280,000 (including reimbursements for out-of-pocket expenses), to be borne by the Funds and PI as described above, although it is anticipated that PI will bear most of this expense, since it is anticipated that the solicitation services furnished by D.F. King will primarily be utilized for Proposal No. 2 and Proposal No. 3. The fees and expenses may vary based on a number of factors, including but not limited to the composition of each Fund’s shareholder base and voting patterns. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

SHAREHOLDER PROPOSALS

The Companies will not be required to hold meetings of shareholders, unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act, or as otherwise required by the 1940 Act of their governing instruments. It is the present intention of the Board of each Company not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at a Company’s next meeting of shareholders should send the proposal to that Company at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

Deborah A. Docs

Secretary

October 1, 2014

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A

OUTSTANDING SHARES (AS OF RECORD DATE)

The close of business on September 12, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below.

Fund	Share Class	Outstanding Shares
PIP Asset Allocation	A	18,437,002.219
	B	914,187.245
	C	1,235,483.021
	R	29,161.379
	Z	5,748,474.475
PIP Jennison Equity Opportunity	A	14,166,667.575
	B	706,602.634
	C	2,590,214.416
	R	410,651.176
	Z	8,790,838.373
PIP Jennison Growth	A	37,395,231.089
	B	1,061,166.512
	C	3,002,524.793
	R	1,793,895.953
	Z	47,725,893.477
PIP Growth Allocation	A	3,186,667.266
	B	1,715,440.900
	C	704,401.109
	R	190.479
	Z	85,587.272
PIP Moderate Allocation	A	6,140,896.406
	B	3,602,217.069
	C	1,954,634.341
	R	11,720.701
	Z	240,474.163
PIP Conservative Allocation	A	5,384,202.481
	B	3,147,875.626
	C	2,146,646.591
	R	7,090.999
	Z	402,953.236
PIP 2 Short-Term Bond	D	389,271,821.555
PIP 2 Core Taxable Money Market	D	40,022,433,743.540
PIP 3 Strategic Value	A	1,541,390.784
	B	93,581.874
	C	961,938.230
	Z	2,253,729.486
PIP 3 Select Growth	A	14,693,226.599
	B	927,974.647
	C	4,093,575.039
	Q	18,135.966
	Z	8,888,029.043
PIP 3 Real Assets	A	875,702.591
	B	149,402.162
	C	441,587.906
	Z	8,227,823.233
PIP 3 Market Neutral	A	371,662.304
	B	188,872.000

Fund	Share Class	Outstanding Shares
	C	458,577.785
	R	1,092.908
	Z	2,724,835.088
PIP 4 Muni High Income	A	36,220,699.906
	B	6,592,201.356
	C	9,361,232.966
	Z	14,067,039.132
PIP 5 Conservative Growth	A	14,795,009.164
	B	469,771.906
	C	5,294,687.760
PIP 5 Small-Cap Value	A	7,156,885.652
	B	299,089.912
	C	2,168,332.804
	R	39,942.974
	Z	1,314,107.779
PIP 5 Rising Dividend	A	49,958.391
	C	4,251.745
	Z	512,154.462
PIP 6 Cal Muni	A	13,124,384.402
	B	601,562.715
	C	2,145,816.281
	Z	3,812,966.508
PIP 7 Value	A	24,749,202.424
	B	510,805.254
	C	1,245,236.198
	Q	830,662.282
	R	598,270.353
	Z	3,964,225.759
PIP 8 Stock Index	A	4,479,202.245
	C	881,576.168
	I	5,788,593.876
	Z	9,622,035.646
PIP 9 Large-Cap Core	A	5,449,072.177
	B	200,680.888
	C	2,453,112.073
	Z	2,419,935.692
PIP 9 International Real Estate	A	223,489.092
	B	10,153.060
	C	49,432.271
	Z	2,162,549.391
PIP 9 Absolute Return Bond	A	46,553,536.440
	C	19,354,147.682
	Q	1,963,398.158
	Z	184,254,588.763
PIP 9 Select Real Estate	A	1,381.588
	C	1,000.000
	Q	501,000.000
	Z	1,000.000
PIP 10 Mid-Cap Value	A	9,422,864.180
	B	421,071.730
	C	2,554,802.259
	Q	1,265,178.493
	Z	6,581,047.126

Fund	Share Class	Outstanding Shares
PIP 10 Equity Income	A	98,258,612.566
	B	10,517,452.233
	C	76,611,225.866
	Q	120,884.662
	R	2,181,411.317
	Z	95,425,921.235
PIP 12 Global Real Estate	A	39,736,089.389
	B	730,196.665
	C	7,461,638.951
	Q	6,512,854.497
	R	760,656.157
	Z	93,829,656.435
PIP 12 US Real Estate	A	310,514.185
	B	104,157.205
	C	84,448.374
	Z	2,025,493.928
PIP 12 Long-Short	A	3,146.180
	C	3,434.275
	Z	2,030,514.038
PIP 12 Short Duration Muni	A	283,651.365
	C	214,372.587
	Z	3,903,517.241
PIP 14/ Government Income	A	41,941,665.093
	B	471,860.415
	C	1,063,081.578
	R	1,278,158.776
	Z	8,297,685.173
PIP 14 Floating Rate Income	A	2,608,376.864
	C	3,165,217.489
	Z	5,716,142.982
PIP 15 High Yield	A	231,970,891.892
	B	44,324,187.242
	C	46,675,265.658
	Q	5,650,452.811
	R	9,964,449.491
	Z	226,714,628.342
PIP 15 Short Duration High Yield	A	42,180,379.556
	C	31,307,184.139
	Z	81,260,081.480
PIP 16 Defensive Equity	A	13,066,982.906
	B	1,242,117.981
	C	3,634,476.891
	R	30,549.733
	Z	323,326.733
PIP 16 Income Builder	A	7,146,666.625
	B	429,183.498
	C	1,502,774.337
	R	32,960.407
	Z	437,058.026
PIP 17 Total Return Bond	A	94,404,248.163
	B	3,811,750.790
	C	17,348,626.738
	Q	7,872,216.371
	R	7,101,422.608
	Z	129,057,207.283

Fund	Share Class	Outstanding Shares
PIP 17 Short Duration Multi-Sector	A	40,369.283
	C	22,822.035
	Q	8,614,880.238
	Z	177,234.216
PIP 18 20/20 Focus	A	51,417,088.416
	B	7,953,202.310
	C	22,693,957.689
	Q	688,823.627
	R	5,891,895.418
	Z	33,559,041.491
PIP 18 MLP	A	725,584.786
	C	563,709.318
	Z	3,992,030.511
MoneyMart	A	100,344,884.370
	B	25,194,115.520
	C	15,506,819.500
	D	373,426,252.180
	Z	99,056,516.840
National Muni	A	41,675,945.337
	B	2,092,612.775
	C	1,632,626.863
	Z	1,299,121.178
Blend	A	45,100,018.650
	B	950,388.309
	C	1,185,870.217
	Z	2,067,515.704
Mid-Cap Growth	A	90,984,559.418
	B	1,105,992.205
	C	6,063,839.120
	Q	15,789,311.567
	R	9,281,961.990
	Z	120,672,189.335
Small Company	A	34,847,287.926
	B	740,681.967
	C	6,163,617.658
	R	1,709,076.136
	Q	14,697,680.498
	Z	51,276,569.200
World International Equity	A	30,180,215.385
	B	741,956.043
	C	2,618,508.588
	Z	6,239,305.811
World Emerging Markets Debt	A	756,242.862
	C	120,845.465
	Q	124.635
	Z	3,635,303.602
World International Value	A	1,506,344.744
	B	59,414.191
	C	216,577.938
	Z	639,356.486
World International Opportunities	A	140,479.307
	C	34,410.025
	Z	3,596,902.941

Fund	Share Class	Outstanding Shares
World Global Opportunities	A	1,586,938.613
	C	396,267.333
	Z	2,400,918.263
World Global Infrastructure	A	1,062,476.263
	C	240,032.298
	Z	2,254,641.313
Natural Resources	A	30,142,432.326
	B	2,291,371.804
	C	12,690,249.681
	Q	3,351,681.261
	R	1,631,639.832
	Z	34,708,212.911
Global Total Return	A	25,222,620.286
	B	971,940.665
	C	4,643,314.359
	Q	76,038.319
	Z	14,789,008.502
Sector Financial Services	A	12,507,188.102
	B	1,055,849.698
	C	4,471,593.637
	R	280,430.085
	Z	7,282,581.238
Sector Health Sciences	A	25,975,008.415
	B	1,360,191.988
	C	6,805,534.292
	R	208,942.837
	Z	20,726,287.515
Sector Utility	A	198,994,849.453
	B	5,149,368.036
	C	8,447,998.847
	R	2,153,501.950
	Z	13,489,436.449
Short-Term Corporate Bond	A	232,389,346.305
	B	4,319,104.955
	C	161,294,436.955
	Q	2,553,112.878
	R	12,060,764.094
	Z	445,378,778.797
Target Total Return Bond	T	14,775,387.017
	R	23,138,946.472
Target Intermediate-Term Bond	T	12,193,825.619
Target Mortgage-Backed	T	4,078,701.619
Target Large-Cap Value	T	5,596,153.504
	R	12,850,004.384
Target Small-Cap Growth	T	2,566,999.199
	R	6,374,110.529
Target Small-Cap Value	A	736.631
	T	67,249,333.443
	R	5,448,624.667
Target Large-Cap Growth	T	4,504,574.395
	R	10,240,996.561
Target International Equity	T	4,652,262.970
	Q	12,375,523.988
	R	18,574,373.139

Exhibit B

FIVE PERCENT SHAREHOLDER REPORT

As of September 12, 2014, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.

Fund: PIP Asset Allocation

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,940,290 / 21.37%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 1,246,856 / 6.76%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 196,436 / 21.49%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 124,282 / 13.59%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 50,103 / 5.48%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 250,260 / 20.26%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 119,669 / 9.69%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 81,490 / 6.60%

Shareholder Name: Merrill, Lunch, Pierce, Fenner & Smith For The Sole Benefit Of It’s Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: R | Shares / Percentage: 13,579 / 46.57%

Shareholder Name: PAI Trust Company, Inc McCamon Hunt Insurance Agency 401K | Registration: 1300 Enterprise Drive De Pere, WI 54115 | Share Class: R | Shares / Percentage: 4,071 / 13.96%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: R | Shares / Percentage: 3,254 / 11.16%

Shareholder Name: Wayne Eddy FBO Work N Leisure Products Inc 401K Profit Sharing Plan & Trust | Registration: 330 Hopping Brook Road Holliston, MA 07146 | Share Class: R | Shares / Percentage: 2,847 / 9.76%

Shareholder Name: Mid Atlantic Trust Company FBO Vantage Partners LLC 401(K) Profit Sharing Plan & Trust | Registration: 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222 | Share Class: R | Shares / Percentage: 2,227 / 7.64%

Shareholder Name: Lincoln Retirement Service Company FBO Goodwill Industries Of North GA | Registration: PO Box 7876 Fort Wayne, IN 46801 | Share Class: R | Shares / Percentage: 1,808 / 6.20%

Shareholder Name: Prudential Retirement Insurance and Annuity Company FBO Target 403B Valerie Weber TTEE | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: Z | Shares / Percentage: 3,181,382 / 55.34%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust City Of Tallahassee Map Plan | Registration: 300 South Adams Street Box # A-30 Tallahassee, FL 32301 | Share Class: Z | Shares / Percentage: 762,081 / 13.26%

Shareholder Name: Prudential Retirement Insurance and Annuity Company FBO Target IRA Valerie Weber TTEE | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: Z | Shares / Percentage: 403,480 / 7.02%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Parish Of Trinity Church | Registration: 74 Trinity Place, 5th floor New York, NY 10006 | Share Class: Z | Shares / Percentage: 354,252 / 6.16%

Fund: PIP Equity Opportunity

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,194,301 / 22.55%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,755,354 / 19.45%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 162,331 / 22.97%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 135,174 / 19.13%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,026,562 / 39.63%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 279,322 / 10.78%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 222,909 / 8.61%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 178,374 / 6.89%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 161,929 / 6.25%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 130,310 / 5.03%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 162,045 / 39.46%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: R | Shares / Percentage: 91,629 / 22.31%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 1,604,208 / 18.25%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 1,176,568 / 13.38%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 753,464 / 8.57%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Jennison Associates | Registration: 466 Lexington Ave, 18th Fl New York, NJ 10017 | Share Class: Z | Shares / Percentage: 543,996 / 6.19%

Shareholder Name: Reliance Trust Company Retirement Plans Serviced By Metlife C/O Fascore LLC | Registration: 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111 | Share Class: Z | Shares / Percentage: 483,253 / 5.50%

Fund: PIP Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration :2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 6,469,019 / 17.30%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 5,242,914 / 14.02%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 2,142,993 / 5.73%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 1,961,441 / 5.25%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 154,290 / 14.54%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 93,479 / 8.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,036,580 / 34.52%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 535,221 / 17.83%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 370,834 / 12.35%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 150,035 / 5.00%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Pl Prudential Smart Solutions IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 635,769 / 35.44%

Shareholder Name: Reliance Trust Company Retirement Plans Serviced By Metlife C/O Fascore LLC | Registration: 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111 | Share Class: R | Shares / Percentage: 324,107 / 18.07%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 141,207 / 7.87%

Shareholder Name: DCGT AS TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 106,098 / 5.91%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: R | Shares / Percentage: 98,469 / 5.49%

Shareholder Name: TD Ameritrade Trust Company | Registration: PO Box 17748 Denver, CO 80217 | Share Class: R | Shares / Percentage: 90,009 / 5.02%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 6,311,929 / 13.23%

Shareholder Name: Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K | Registration: 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111 | Share Class: Z | Shares / Percentage: 3,948,901 / 8.27%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 3,669,702 / 7.69%

Shareholder Name: DCGT AS TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: Z | Shares / Percentage: 3,607,360 / 7.56%

Shareholder Name: T Rowe Price Retirement Plan Services Inc 401 K Plan FBO Rite Aid 401(K) | Registration: 200 Newberry Commons Etters, PA 17319 | Share Class: Z | Shares / Percentage: 3,447,226 / 7.22%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 3,003,016 / 6.29%

Fund: PIP Conservative Allocation

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,142,181 / 21.21%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 913,966 / 16.98%

Shareholder Name: Merrill Lynch, Pierce Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 371,050 / 6.89%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,838,119 / 58.39%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 357,691 / 11.36%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 255,334 / 8.11%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 541,680 / 25.23%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 380,760 / 17.74%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 240,096 / 11.18%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 135,544 / 6.31%

Shareholder Name: Counsel Trust DBA MATC FBO James Caskey, MD 401 (K) Plan | Registration: 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222 | Share Class: R | Shares / Percentage: 5,830 / 82.23%

Shareholder Name: Ascensus Trust Company FBO Southland Industrial Supply, Inc P | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 1,006 / 14.19%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 177,538 / 44.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 99,289 / 24.64%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 23,983 / 5.95%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 21,701 / 5.39%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 21,685 / 5.38%

Fund: PIP Moderate Allocation

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,321,423 / 21.52%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 1,119,303 / 18.23%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,998,797 / 55.49%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 388,749 / 10.79%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 309,501 / 15.83%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 280,348 / 14.34%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 246,645 / 12.62%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 158,747 / 8.12%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 98,815 / 5.06%

Shareholder Name: TD Ameritrade Trust Company | Registration: PO Box 17748 Denver, CO 80217 | Share Class: R | Shares / Percentage: 11,463 / 97.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 105,942 / 44.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 56,676 / 23.57%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 16,920 / 7.04%

Shareholder Name: 2005 Deferred Compensation Plan FBO: W Scott McDonald Attn: Elyse McLaughlin | Registration: Gateway Center 3 Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 15,719 / 6.54%

Shareholder Name: RBC Capital Markets LLC Mutual Fund omnibus Processing Omnibus Attn: Mutual Fund Ops Manager | Registration: 60 South Sixth St Minneapolis, MN 55402 | Share Class: Z | Shares / Percentage: 15,546 / 6.46%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 13,615 / 5.66%

Fund: PIP Growth Allocation

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 535,976 / 16.82%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 532,710 / 16.72%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 702,975 / 40.98%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 254,056 / 14.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 174,503 / 24.77%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 157,287 / 22.33%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 39,177 / 5.56%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investment Fund Management Inc Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Fl Newark, NJ 07102 | Share Class: R | Shares / Percentage: 190 / 100.00%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 46,938 / 54.84%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 9,748 / 11.39%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 9,498 / 11.10%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 7,821 / 9.14%

Shareholder Name: 2005 Deferred Compensation Plan FBO: W Scott McDonald Attn: Elyse McLaughlin | Registration: Gateway Center 3 Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 6,747 / 7.88%

Fund: PIP 2 Taxable Money Market

Shareholder Name: Prudential Investment Mgmt Inc Prudential Pooled Investment Account Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Share Class: N/A | Shares / Percentage: 2,103,692 / 5.26%

Fund: PIP 2 Short-Term Bond

Shareholder Name: Pruco Life Insurance Company Pru Western Conference Of Teamsters Lending Attn: PIM FI Confirmation | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Share Class: N/A | Shares / Percentage: 190,529,224 /48.95%

Shareholder Name: Prudential Investment Mgmt Inc PruPlan Asset Liability Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Share Class: N/A | Shares / Percentage: 58,222,692 / 14.96%

Shareholder Name: Prudential Investment Mgmt Inc Pru Plan Equity Lending Attn: PIM FI Confirmation Dept | Registration: 2 Gateway Center 7th Floor Newark, NJ 07102 | Share Class: N/A | Shares / Percentage: 54,815,175 / 14.08%

Fund: PIP 3 Strategic Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 660,424 / 42.85%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 196,358 / 12.74%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 166,722 / 10.82%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 17,830 / 19.05%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 10,371 / 11.08%

Shareholder Name: Oppenheimer & Co Inc FBO FBO Shirley Cooperman IRA | Registration: Scottsdale, AZ 85262 | Share Class: B | Shares / Percentage: 7,747 / 8.28%

Shareholder Name: Oppenheimer & Co Inc FBO FBO Dr Cliff Feldman Sep IRA | Registration: Tarzana, CA 91356 | Share Class: B | Shares / Percentage: 7,503 / 8.02%

Shareholder Name: Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 7,458 / 7.97%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 550,243 / 57.20%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 130,570 / 13.57%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 800 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 50,325 / 5.23%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 948,514 / 42.07%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 704,000 / 31.24%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 438,914 / 19.48%

Fund: PIP 3 Select Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,493,781 / 10.17%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 951,121 / 6.47%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 870,201 / 5.92%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 201,564 / 21.72%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 141,696 / 15.27%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 80,592 / 8.68%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 828,301 / 20.23%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 443,531 / 10.83%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 384,912 / 9.40%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: Q | Shares / Percentage: 17,117 / 94.39%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investment Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 1,018 / 5.61%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 1,812,992 / 20.40%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,053,488 / 11.85%

Shareholder Name: LPL Financial (FBO) Customer Account Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 968,073 / 10.89%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: Z | Shares / Percentage: 966,801 / 10.88%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 673,343 / 7.58%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 671,663 / 7.56%

Shareholder Name: New York Life Trust Company | Registration: 169 Lackawanna Ave Parsippany, NJ 07054 | Share Class: Z | Shares / Percentage: 604,795 / 6.80%

Fund: PIP 3 Real Assets

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 173,950 / 19.86%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 114,742 / 13.10%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE 403(b) (7) Tax Deferred Mutual | Registration: 1480 Kendale Blvd E. Lansing, MI 48826 | Share Class: A | Shares / Percentage: 88,964 / 10.16%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 77,881 / 8.89%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: B | Shares / Percentage: 43,377 / 29.03%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 18,851 / 12.62%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 11,326 / 7.58%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: B | Shares / Percentage: 7,834 / 5.24%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 168,684 / 38.20%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 39,331 / 8.91%

Shareholder Name: Raymond James Omnibus For Mutual House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 36,410 / 8.25%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 35,252 / 7.98%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 25,755 / 5.83%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 24,923 / 5.64%

Shareholder Name: PIM Investments Inc | Registration: Three Gateway Center 14th Floor 100 Mulberry Street Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 4,348,274 / 52.85%

Shareholder Name: Prudential Retirement Insurance & Annuity Company | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: Z | Shares / Percentage: 789,586 / 9.60%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 706,409 / 8.59%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Stifel Financial Profit | Registration: One Financial Plz 501 N Broadway St Louis, MO 63102 | Share Class: Z | Shares / Percentage: 592,198 / 5.33%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 438,598 / 5.33%

Fund: PIP 3 Market Neutral

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 62,545 / 16.83%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 50,134 / 13.49%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: A | Shares / Percentage: 31,261 / 8.41%

Shareholder Name: RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus, Attn: Mutual Funds Ops Manager | Registration: 60 South Sixth Street Minneapolis, MN 55402 | Share Class: A | Shares / Percentage: 29,420 / 7.92%

Shareholder Name: Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 29,269 / 7.88%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 24,815 / 6.68%

Shareholder Name: Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 54,079 / 28.63%

Shareholder Name: Charles Schwab & Co Special Custody Acct FBO Customers Attn: Mutual Funds | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: B | Shares / Percentage: 51,295 / 27.16%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 24,527 / 12.99%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 18,188 / 9.63%

Shareholder Name: RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus, Attn: Mutual Funds Ops Manager | Registration: 60 South Sixth Street Minneapolis, MN 55402 | Share Class: B | Shares / Percentage: 16,809 / 8.90%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 10,469 / 5.54%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 136,330 / 29.73%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 123,287 / 26.88%

Shareholder Name: Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 95,240 / 20.77%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 29,532 / 6.44%

Shareholder Name: Charles Schwab & Co Special Custody Acct FBO Customers Attn: Mutual Funds | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: C | Shares / Percentage: 28,521 / 6.22%

Shareholder Name: Ascensus Trust Company FBO Steven E Potere IND K | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 990 / 90.61%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert Mchugh | Registration: 100 Mulberry Street, 14th Fl Newark, NJ 07102 | Share Class: R | Shares / Percentage: 102 / 9.39%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 607,847 / 22.31%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage 446,251 / 16.38%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 441,186 / 16.19%

Shareholder Name: Mac & Co Attn: Mutual Funds Ops | Registration: PO Box 3198 525 William Penn Place Pittsburgh, PA 15230 | Share Class: Z | Shares / Percentage: 406,509 / 14.92%

Shareholder Name: Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 327,712 / 12.03%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 234,032 / 8.59%

Fund: PIP 4 Muni High Income

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 14,005,278 / 38.67%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 2,520,298 / 6.96%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,515,162 / 6.94%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 1,973,014 / 5.45%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: A | Shares / Percentage: 1,845,388 / 5.09%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 1,117,599 / 16.95%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 1,022,709 / 15.51%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 809,215 / 12.28%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 511,558 / 7.76%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,390,313 / 25.53%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 1,886,520 / 20.15%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 1,284,662 / 13.72%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 951,975 / 10.17%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 502,354 / 5.37%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 3,120,819 / 22.19%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 2,409,516 / 17.13%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,939,228 / 13.79%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 1,626,271 / 11.56%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 1,540,757 / 10.95%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 970,238 / 6.90%

Shareholder Name: Mitra & Co FBR NG C/O M&I Trust Co NA Attn MF | Registration: 11270 W park Place Suite 400 Milwaukee, WI 53224 | Share Class: Z | Shares / Percentage: 913,597 / 6.49%

Fund: PIP 5 Conservative Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,327,402 / 8.97%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 1,047,334 / 7.08%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 073969 | Share Class: A | Shares / Percentage: 829,570 / 5.61%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 745,715 / 5.04%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 44,932 / 9.56%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 26,175 / 5.57%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,234,694 / 23.32%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 073969 | Share Class: C | Shares / Percentage: 320,436 / 6.05%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 319,527 / 6.03%

Fund: PIP 5 Small-Cap Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,362,236 / 19.03%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 783,864 / 10.95%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 66,158 / 22.12%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 55,484 / 18.55%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 16,318 / 5.46%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 576,949 / 26.61%

Shareholder Name: Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 217,622 / 10.04%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 154,056 / 7.10%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 800 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 145,675 / 6.72%

Shareholder Name: LPL Financial (FBO) Customer Accounts, Attn: Mutual Funds Operations | Registration: P.O. Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 144,802 / 6.68%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 144,257 / 6.65%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 127,738 / 5.89%

Shareholder Name: Sammons Financial Network LLC | Registration: 4546 Corporate Dr Ste 100 Wes Des Moines, IA 50266 | Share Class: R | Shares / Percentage: 25,719 / 64.39%

Shareholder Name: AXA Equitable FBO SA NO 65 401K Plans | Registration: 500 Plaza Drive Secaucus, NJ 07094 | Share Class: R | Shares / Percentage: 11,930 / 29.87%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 230,468 / 17.54%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 198,520 / 15.11%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 149,413 / 11.37%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 139,764 / 10.64%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 121,796 / 9.27%

Shareholder Name: JP Morgan Chase Bank TTEE C/F TIAA CREF Retirement Plans | Registration: 1 Chase Manhattan Plaza 19th Fl Mailcode NY1-A333 New York, NY 10005 | Share Class: Z | Shares / Percentage: 103,800 / 7.90%

Fund: PIP 5 Rising Dividend

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 10,936 / 21.89%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 6,119 / 12.25%

Shareholder Name: Shaun Hong | Registration: New York, NY 10011 | Share Class: A | Shares / Percentage: 5,358 / 10.73%

Shareholder Name: Ubong U Edemeka | Registration: New York, NY 10003 | Share Class: A | Shares / Percentage: 4,862 / 9.73%

Shareholder Name: Prudential Trust Company C/F The IRA Of Edgar J Wilson | Registration: Alton, MO 65606 | Share Class: A | Shares / Percentage: 4,514 / 9.04%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 1,612 / 37.92%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn Robert McHugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: C | Shares / Percentage: 1,000 / 23.53%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Alvin J Schrock | Registration: Jerome, MO 65529 | Share Class: C | Shares / Percentage: 945 / 22.23%

Shareholder Name: Prudential Trust Company C/F The Roth IRA Of Paula Dwyer | Registration: Sellersville, PA 18960 | Share Class: C | Shares / Percentage: 253 /5.97%

Shareholder Name: Prudential Trust Company C/F The Roth IRA Of James Dwyer | Registration: Sellersville, PA 18960 | Share Class: C | Shares / Percentage: 253 / 5.97%

Shareholder Name: Pim Investments Inc | Registration: Three Gateway Center, 14th Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 501,618 / 97.94%

Fund: PIP 6 Cal Muni

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 5,661,788 / 43.14%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 1,085,520 / 8.27%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 836,613 / 6.37%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 79,592 / 13.23%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 47,970 / 7.97%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 47,792 / 7.94%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 46,726 / 7.77%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 41,517 / 6.90%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 895,853 / 41.75%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 387,060 / 18.04%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 333,429 / 15.54%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 2,037,705 / 53.44%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 691,306 / 18.13%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 475,976 / 12.48%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 204,481 / 5.36%

Fund: PIP 7 Value

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 6,450,246 / 26.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 4,248,611 / 17.17%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 86,445 / 16.92%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 42,817 / 8.38%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 386,844 / 31.07%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 242,754 / 19.49%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 76,388 / 6.13%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 69,498 / 5.58%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 336,112 / 40.46%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 271,553 / 32.69%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 138,460 / 16.67%

Shareholder Name: T Rowe Price Retirement Plan Service Inc FBO Retirement Plan Clients | Registration: 4515 Painters Mill Road Owings Mills, MD 21117 | Share Class: Q | Shares / Percentage: 81,171 / 9.77%

Shareholder Name: PIMS/Prudential Retirement As Nominee For TTEE/Cust Prudential Smart Solution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 440,262 / 73.59%

Shareholder Name: State Street Corporation ADP Access 401(K) Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 37,505 / 6.27%

Shareholder Name: DCGT AS TTEE and /or CUST FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Boston, MA 02111 | Share Class: R | Shares / Percentage: 31,193 / 5.21%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 1,288,630 / 32.51%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 932,851 / 23.53%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 286,362 / 7.22%

Shareholder Name: Pims/ Prudential Retirement As Nominee For The TTEE/Cust Jennison Associates | Registration: 466 Lexington Ave, 18th Floor Jennison Associates New York, NY 10017 | Share Class: Z | Shares / Percentage: 256,688 / 6.48%

Fund: PIP 8 Stock Index

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE/Cust Prudential Smartsolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: A | Shares / Percentage: 1,187,284 / 26.51%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 644,286 / 14.38%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 610,981 / 13.64%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 558,877 / 63.40%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 65,583 / 7.44%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 52,682 / 5.98%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: I | Shares / Percentage: 1,258,486 / 21.74%

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE/Cust Alameda County Treasurer’s Office 1st Floor | Registration: 1221 Oak Street Oakland, CA 94612 | Share Class: I | Shares / Percentage: 862,813 / 14.91%

Shareholder Name: JP Morgan Chase Bank TTEE C/F TIAA CREF Retirement Plans | Registration: 1 Chase Manhattan Plaza – 19 Fl Mailcode NY14-A333 New York, NY 10005 | Share Class: I | Shares / Percentage: 473,342 / 8.18%

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE/Cust Miami Children’s Health System | Registration: 3100 SW 62nd Avenue Miami, FL 33155 | Share Class: Z | Shares / Percentage: 500,241 / 5.20%

Fund: PIP 9 Large-Cap Core

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,792,477 / 32.90%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 479,447 / 8.80%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 43,904 / 21.88%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 28,905 / 14.40%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 829,290 / 33.81%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 822,607 / 33.53%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 815,797 / 33.71%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 643,663 / 26.60%

Shareholder Name: Jennison Dryden Conservative Allocation Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 433,363 / 17.91%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 283,559 / 11.72%

Fund: PIP 9 International Real Estate

Shareholder Name: Daniel Patrisso TOD | Registration: Cave Creek, AZ 85331 | Share Class: A | Shares / Percentage: 30,075 / 13.46%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 23,611 / 10.57%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 1,981 / 19.51%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: B | Shares / Percentage: 1,305 / 12.85%

Shareholder Name: Prudential Trust Company C/F The IRA Of Larry J Broering | Registration: Maria Stein, OH 45860 | Share Class: B | Shares / Percentage: 1,139 / 11.22%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 1,075 / 10.59%

Shareholder Name: Arthur T Wong Subject To STA TOD Rules – NJ | Registration: Alameda, CA 94501 | Share Class: B | Shares / Percentage: 981 / 9.67%

Shareholder Name: Prudential Trust Company C/F The IRA Of Dale E Cazier | Registration: Cheyenne, WY 82009 | Share Class: B | Shares / Percentage: 841 / 8.29%

Shareholder Name: Prudential Trust Company C/F The IRA Of Barbara J Gilley | Registration: Destin, FL 32541 | Share Class: B | Shares / Percentage: 706 / 6.95%

Shareholder Name: Ian J Molk MD 401K Plan Ian J Molk TTEE FBO Ian J Molk | Registration: East Brunswick, NJ 08816 | Share Class: B | Shares / Percentage: 617 / 6.08%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 28,412 / 57.48%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 7,626 / 15.43%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 6,840 / 13.84%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Firm Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 2,856 / 5.78%

Shareholder Name: Pim Investment Inc | Registration: Three Gateway Center – 14th Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,128,819 / 52.20%

Shareholder Name: Prudential Real Assets Fund Attn Ted Lockwood and Joel M Kallman | Registration: 2 Gateway Ctr, Fl 4 Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,019,056 / 47.12%

Fund: PIP 9 Absolute Return Bond

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 5,619,648 / 12.07%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 5,218,034 / 11.21%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 4,845,252 / 10.41%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 3,533,896 / 7.59%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 3,515,662 / 18.16%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 3,176,511 / 16.41%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,664,100 / 13.77%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Accounts Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 2,639,243 / 13.64%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 1,184,700 / 6.12%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 1,084,161 / 5.60%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 936,999 / 47.72%

Shareholder Name: Jennison Dryden Conservative Allocation Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 913,245 / 46.51%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 101,594 / 5.17%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 25,899,919 / 14.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 17,645,133 / 9.58%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 16,124,240 / 8.75%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 11,527,590 / 6.26%

Fund: PIP 9 Select Real Estate

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert Mchugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: A | Shares / Percentage: 1,000 / 72.38%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 381 / 27.62%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert Mchugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: C | Shares / Percentage: 1,000 / 100.00%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway Center, 14th Floor, 100 Mulberry St Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 500,000 / 99.80%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert Mchugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,000 / 100.00%

Fund: PIP 10 Mid-Cap Value

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 1,257,520 / 13.35%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,079,832 / 11.46%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 933,341 / 9.91%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 72,169 / 17.14%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 60,212 / 14.30%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 38,519 / 9.15%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 27,848 / 6.61%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 592,300 / 23.18%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 226,513 / 8.87%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 169,761 / 6.64%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 162,425 / 6.36%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 140,435 / 5.50%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 560,886 / 44.33%

Shareholder Name: Jennison Dryden Growth Allocation Fund, Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 300,042 / 23.72%

Shareholder Name: Jennison Dryden Conservative Allocation, Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 212,413 / 16.79%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 1,450,740 / 22.04%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 658,322 / 10.00%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 636,493 / 9.67%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 559,974 / 8.51%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 492,293 / 7.48%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 354,905 / 5.39%

Shareholder Name: VRSCO FBO Aigfsb Cust TTEE Stormont Vail Healthcare 403B | Registration: 2727-A Allan Parkway, 4 D1 Houston, TX 77019 | Share Class: Z | Shares / Percentage: 352,356 / 5.35%

Fund: PIP 10 Equity Income

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 8,185,739 / 8.33%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 8,151,460 / 8.30%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 7,716,400 / 7.85%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: A | Shares / Percentage: 6,159,343 / 6.27%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Clas: A | Shares / Percentage: 4,955,690 / 5.04%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 2,102,428 / 19.99%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,466,387 / 13.94%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares /Percentage: 1,038,460 / 9.87%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 946,555 / 9.00%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 713,476 / 6.78%

Shareholder Name: Charles Schwab & Co Special Custody Acct FBO Customers Attn: Mutual Funds | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: B | Shares / Percentage: 539,683 / 5.13%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 15,023,557 / 19.61%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 13,810,124 / 18.03%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 10,996,108 / 14.35%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: C | Shares / Percentage: 9,064,859 / 11.83%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 4,661,743 / 6.08%

Shareholder Name: MG Trust Company Cust FBO Mueller & Co 401K | Registration: 717 17th Street Suite 1300 Denver, CO 80202 | Share Class: Q | Shares / Percentage: 54,450 / 45.04%

Shareholder Name: TD AmeriTrade Trust Company Attn: House | Registration: PO Box 17748 Denver, CO 80217 | Share Class: Q | Shares / Percentage: 18,899 / 15.63%

Shareholder Name: MG Trust Company Cust FBO Free Agents Markets LLC 401K Plan | Registration: 717 17th Street Suite 1300 Denver, CO 80202 | Share Class: Q | Shares / Percentage: 18,818 / 15.56%

Shareholder Name: Voya Institutional Trust Company | Registration: One Orange Way Windsor, CT 06095 | Share Class: R | Shares / Percentage: 670,792 / 30.75%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolutions IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 535,481 / 24.55%

Shareholder Name: Sammons Financial Network LLC | Registration: 4546 Corporate Dr Ste 100 West Des Moines, IA 50266 | Share Class: R | Shares / Percentage: 453,276 / 20.78%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 22,431,303 / 23.51%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: Z | Shares / Percentage: 21,043,590 / 22.05%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 12,661,834 / 13.27%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 10,438,008 / 10.94%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 9,175,945 / 9.62%

Fund: PIP 12 Global Real Estate

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,998,206 / 7.55%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 2,311,949 / 5.82%

Shareholder Name: Nationwide Trust Company FSB C/O IPO Portfolio Accounting | Registration: PO Box 182029 Columbus, OH 43218 | Share Class: A | Shares / Percentage: 2,009,134 / 5.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 124,791 / 17.09%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 109,936 / 15.06%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 109,418 / 14.98%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 68,868 / 9.43%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 62,088 / 8.50%

Shareholder Name: Charles Schwab & Co Special Custody Account FBO Customers, Attn: Mutual Funds | Registration: 101 Montgomery St San Francisco, CA 94104 | Share Class: B | Shares / Percentage: 51,956 / 7.12%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 1,837,363 / 24.62%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 1,487,210 / 19.93%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,086,071 / 14.56%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Firm Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 773,117 / 10.36%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 468,505 / 6.28%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 413,300 / 5.54%

Shareholder Name: JP Morgan Chase Bank NA TTEE The Deloitte Master Pension Trust FBO Deloitte Mstr Pension Pln Emp U/A DTD 03/01/2006 | Registration: 4 New York Plz, 12th Floor New York, NY 10004 | Share Class: Q | Shares / Percentage: 2,414,223 / 37.07%

Shareholder Name: American Air Liquide Holdings Inc Retirement Plan The Bank Of New York Mellon TTEE | Registration: 2700 Post Oak Blvd, Ste 325 Houston, TX 77056 | Share Class: Q | Shares / Percentage: 1,362,728 / 20.92%

Shareholder Name: JP Morgan Chase Bank NA TTEE The Deloitte Master Pension Trust FBO Deloitte Mstr Pension Pln PPD U/A DTD 03/01/2006 | Registration: 4 New York Plz, 12th Floor New York, NY 10004 | Share Class: Q | Shares / Percentage: 966,178 / 14.83%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 455,353 / 6.99%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 371,362 / 5.70%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 147,217 / 19.35%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 132, 083 / 17.36%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: R | Shares / Percentage: 96,928 / 12.75%

Shareholder Name: Sammons Financial Network LLC | Registration: 4546 Corporate Dr, Ste 100 West Des Moines, IA 50266 | Share Class: R | Shares / Percentage: 87,002 / 11.44%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 34,834,179 / 37.12%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 11,870,910 / 12.65%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 11,214,967 / 11.95%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 6,466,762 / 6.89%

Fund: PPIP 12 US Real Estate

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 61,626 / 19.85%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 47,408 / 15.27%

Shareholder Name: Rex D Bright Marilyn J Bright JTWROS | Registration: Bonsall, CA 92003 | Share Class: A | Shares / Percentage: 33,767 / 10.87%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 28,822 / 27.67%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 21,465 / 20.61%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 16,132 / 15.49%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 25,530 / 30.23%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 16,040 / 18.99%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 8,045 / 9.53%

Shareholder Name: Prudential Real Assets Fund Attn: Ted Lockwood and Joel M Kallman | Registration: 2 Gateway Center, Fl 4 Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,047,159 / 51.70%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway Center, 14th Floor, 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 939,156 / 46.37%

Fund: PlP 12 Long-Short

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Fl Newark, NJ 07102 | Share Class: A | Shares / Percentage: 1,000 / 31.78%

Shareholder Name: Prudential Trust Company C/F The IRA Of Julian S Weitzenfeld | Registration: Hightstown, NJ 08520 | Share Class: A | Shares / Percentage: 623 / 19.82%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 618 / 19.67%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 552 / 17.55%

Shareholder Name: Prudential Trust Company C/F The Roth IRA Of Marion R Sells | Registration: Wausau, WI 54401 | Share Class: A | Shares / Percentage: 247 / 7.88%

Shareholder Name: Michael J Ulitsch Erin M Martin-Ulitsch JTWROS | Registration: West Suffield, CT 06093 | Share Class: C | Shares / Percentage: 2,434 / 70.88%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Fl Newark, NJ 07102 | Share Class: C | Shares / Percentage: 1,000 / 29.12%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway Center, 14th Floor, 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,000,000 / 99.50%

Fund: PIP 12 Short Duration Muni

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 134,995 / 47.59%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 59,526 / 20.99%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 32,601 / 11.49%

Shareholder Name: Oppenheimer & Co, Inc FBO David M Navarro C/O GSO Business Management | Registration: Sherman Oaks, CA 91403 | Share Class: A | Shares / Percentage: 14,663 / 5.17%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 44,141 / 20.59%

Shareholder Name: RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager | Registration: 60 South Sixth St Minneapolis, MN 55402 | Share Class: C | Shares / Percentage: 36,303 / 16.93%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 34,994 / 16.32%

Shareholder Name: Oppenheimer & Co, Inc FBO Alan D Kroll Esq, TTEE U/W Carol Weinstein C/O Davis & Gilbert LLP | Registration: New York, NY 10019 | Share Class: C | Shares / Percentage: 12,550 / 5.85%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway Center, 14th Floor, 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,512,233 / 64.36%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 857,277 / 21.96%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 289,794 / 7.42%

Fund: PIP 14 Government Income

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 10,334,051 / 24.64%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 6,042,290 / 14.41%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 3,691,442 / 8.80%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 123,209 / 26.11%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 61,593 / 13.05%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 47,484 / 10.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 207,571 / 19.53%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 196,930 / 18.52%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 80,772 / 7.59%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 61,167 / 5.75%

Shareholder Name: Pims/Prudential Retirement As Nominee For TTEE Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 723,024 / 56.57%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 409,97 / 32.08%

Shareholder Name: DWS Trust Company FBO Kettler Retirement Plan Attn: Share Recon Dept | Registration: PO Box 1757 Salem, NH 03079 | Share Class: R | Shares / Percentage: 66,676 / 5.22%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE Robert Wood Johnson Hospital | Registration: 181 Somerset Street, 1st Floor New Brunswick, NJ 08901 | Share Class: Z | Shares / Percentage: 1,523,668 / 18.36%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: 100 Mulberry Street Gateway Center # 2, 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 949,761 / 11.45%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/CUST Alom/Pittsburgh | Registration: RiverFront Place Suite 110, 810 River Ave Pittsburgh, PA 15212 | Share Class: Z | Shares / Percentage: 644,829 / 7.77%

Fund: PIP 14 Floating Rate

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 537,243 / 20.60%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 433,435 / 16.62%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 301,255 / 11.55%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 189,119 / 7.25%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: A | Shares / Percentage: 151,629 / 5.81%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 1,308,622 / 41.34%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 378,077 / 11.94%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 259,420 / 8.20%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 212,622 / 6.72%

Shareholder Name: Mac & Co Attn: Mutual Fund Operations | Registration: PO Box 3198 525 William Penn Place Pittsburgh, PA 15230 | Share Class: Z | Shares / Percentage: 1,728,417 / 30.24%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 919,683 / 16.09%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 814,224 / 14.24%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 727,887 / 12.73%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 504,812 / 8.83%

Fund: PIP 15 High Yield

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 42,586,656 / 18.36%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 14,975,445 / 6.46%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 6,891,311 / 15.55%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 4,538,237 / 8.98%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 3,981,473 / 8.98%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 3,493,732 / 7.88%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 11,900,393 / 25.50%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 7,026,321 / 15.05%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 5,942,701 / 12.73%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 3,289,084 / 7.05%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 3,197,946 / 6.85%

Shareholder Name: Capinco C/O US Bank NA | Registration: 1555 N. Rivercenter Drive Ste 302 Milwaukee, WI 53212 | Share Class: Q | Shares / Percentage: 3,165,955 / 56.03%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 523,474 / 9.26%

Shareholder Name: MG Trust Company Cust FBO Munsch Hardt Kopf & Harr, P. C. PSP | Registration: 717 17th Street, Suite 1300 Denver, CO 80202 | Share Class: Q | Shares / Percentage: 353,727 / 6.26%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 319,527 / 5.65%

Shareholder Name: State Street Corporation ADP Access 401(K) Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 5,170,540 / 51.89%

Shareholder Name: PIMS/Prudential Retirement As Nominee For TTEE/Cust Prudential Smart Solution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 1,701,174 / 17.07%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Boston, MA 02111 | Share Class: R | Shares / Percentage: 952,224 / 9.56%

Shareholder Name: Edward D Jones and Co For The Benefit Of Customers | Registration: 12555 Manchester Rd St Louis, MO 63131 | Share Class: Z | Shares / Percentage: 56,618,515 / 24.97%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 22,876,570 / 10.09%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: Z | Shares / Percentage: 22,057,788 / 9.73%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 12,669,293 / 5.59%

Fund: PIP 15 Short Duration High Yield

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 4,432,891 / 10.51%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 3,765,296 / 8.93%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 3,719,256 / 8.82%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 2,675,448 / 6.34%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 2,514,787 / 5.96%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: A | Shares / Percentage: 2,512,210 / 5.96%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 5,398,496 / 17.24%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 5,169,924 / 16.51%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 4,094,359 / 13.08%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 2,694,226 / 8.61%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 2,588,993 / 8.27%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 1,988,912 / 6.35%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn Courtney Waller | Registration: 800 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 1,982,913 / 6.33%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 18,680,287 / 22.99%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 13,868,356 / 17.07%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 11,663,363 / 14.35%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 8,674,339 / 10.67%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 7,999,311 / 9.84%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 5,970,339 / 7.35%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 5,310,713 / 6.54%

Fund: PIP 16 Defensive Equity

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,479,044 / 19.97%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,675,785 / 12.82%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 294,584 / 23.72%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 136,275 / 10.97%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,000,869 / 55.05%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 261,815 / 7.20%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 232,707 / 6.40%

Shareholder Name: Ascensus Trust Company FBO Bent Marine, Inc 401(K) & P/S Plan | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 30,289 / 99.15%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 127,139 / 39.32%

Shareholder Name: LPL Financial (FBO) Account Customers Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, 92150 | Share Class: Z | Shares / Percentage: 71,251 / 22.04%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 61,446 / 19.00%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 24,511 / 7.58%

Fund: PIP 16 Income Builder

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07103 | Share Class: A | Shares / Percentage: 1,364,243 / 19.09%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 715,977 / 10.02%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07103 | Share Class: B | Shares / Percentage: 125,488 / 29.24%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 30,154 / 7.03%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 706,100 / 46.99%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07103 | Share Class: C | Shares / Percentage: 166,795 / 11.10%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 113,814 / 7.57%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 104,407 / 6.95%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Accounts, Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: R | Shares / Percentage: 17,326 / 52.57%

Shareholder Name: Ascensus Trust Company FBO Bent Marine, Inc 401(K) & P/S Plan | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: R | Shares / Percentage: 13,719 / 41.62%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07103 | Share Class: Z | Shares / Percentage: 223,746 / 51.19%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 63,678 / 14.57%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 36,093 / 8.26%

Fund: PIP 17 Total Return Bond

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 16,445,330 / 17.42%

Shareholder Name: Nationwide Trust Company FSB C/O IPO Portfolio Accounting | Registration: PO Box 182029 Columbus, OH 43218 | Share Class: A | Shares / Percentage: 4,914,536 / 5.21%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 1,591,982 / 41.77%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 635,636 / 16.68%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 394,527 / 10.68%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,837,412 / 16.36%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 2,617,547 / 15.09%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 2,454,867 / 14.15%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 1,250,451 / 7.21%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 1,192,743 / 6.88%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 1,008,356 / 5.81%

Shareholder name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 800 Carillon Parkway St. Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 887,926 / 5.12%

Shareholder Name: Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood / Stacie Mintz | Registration: Gateway 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 1,158,056 / 14.71%

Shareholder Name: Jennison Dryden Conservative Allocation, Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 1,137,012 / 14.44%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust JTEKT North America 401(K) | Registration: 29570 Clemens Road Westlake, OH 44145 | Share Class: Q | Shares / Percentage: 873,890 / 11.10%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: Q | Shares / Percentage: 718,471 / 9.13%

Shareholder Name: State Street Bank & Trust Co Cust FBO Ascena Retail Group Inc | Registration: 200 Newport Ave Ext JQB513 North Quincy, MA 02171 | Share Class: Q | Shares / Percentage: 599,555 / 7.62%

Shareholder Name: New York Life Trust Company | Registration: 169 Lackawanna Ave Parsippany, NJ 07054 | Share Class: Q | Shares / Percentage: 552,755 / 7.02%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: R | Shares / Percentage: 2,751,985 / 38.75%

Shareholder Name: DCGT As TTEE And/ Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 914,170 / 12.87%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 890,003 / 12.53%

Shareholder Name: Voya Institutional Trust Company | Registration: One Orange Way Windsor, CT 06095 | Share Class: R | Shares / Percentage: 619,941 / 8.73%

Shareholder Name: Edward D Jones And Co For The Benefit Of Customers | Registration: 12555 Manchester Road St Louis, MO 63103 | Share Class: Z | Shares / Percentage: 26,371,491 / 20.43%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 19,645,254 / 15.22%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 8,411,866 / 6.52%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 6,761,883 / 5.24%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 6,520,177 / 5.05%

Fund: PIP 17 Short Duration Multi-Sector

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 9,214 / 22.83%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 6,058 / 15.01%

Shareholder Name: Prudential Trust Company C/F The IRA Of Lorne R Adams | Registration: Seaford, DE 19973 | Share Class: A | Shares / Percentage: 4,783 / 11.85%

Shareholder Name: Prudential Trust Company C/F The Rollover IRA Of Judith A Klenke | Registration: Welcome, MN 56181 | Share Class: A | Shares / Percentage: 2,576 / 6.38%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 2,079 / 5.15%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 7,090 / 31.07%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 4,879 / 21.38%

Shareholder Name: Joyce A Paradowski Subject To STA TOD Rules – NJ | Registration: Buffalo, NY 14206 | Share Class: C | Shares / Percentage: 1,920 / 8.41%

Shareholder Name: Diane A Adamovich | Registration: Salisbury, MD 21801 | Share Class: C | Shares / Percentage: 1,678 / 7.35%

Shareholder Name: GSB Partners James R Kontz and Todd Miller | Registration: Marshall, MN 56258 | Share Class: C | Shares / Percentage: 1,506 / 6.60%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 3,745,302 / 43.47%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway 14th Floor 100 Mulberry St Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 2,533,566 / 29.41%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Floor Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 2,276,695 / 26.43%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 169,489 / 95.63%

Fund: PIP 18 20/20 Focus

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 12,328,025 / 23.98%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 5,583,643 / 10.86%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJK 07399 | Share Class: A | Shares / Percentage: 3,587,189 / 6.98%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 3,136,292 / 39.43%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 1,079,841 / 13.58%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 556,020 / 6.99%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 6,672,304 / 29.40%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 4,132,701 / 18.21%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 2,757,709 / 12.15%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 1,356,110 / 5.98%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 1,307,644 / 5.76%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 1,165,743 / 5.14%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Accounts Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 1,153,088 / 5.08%

Shareholder Name: New York Life Trust Company | Registration: 169 Lackawanna Ave Parsippany, NJ 07054 | Share Class: Q | Shares / Percentage: 216,757 / 31.47%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 188,173 / 27.32%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 153,552 / 22.29%

Shareholder Name: Jennison Dryden Conservative Allocation Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 76,069 / 11.04%

Shareholder Name: Ascensus Trust Company FBO Mundi/Westport 401(K) Plan | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: Q | Shares / Percentage: 54,196 / 7.87%

Shareholder Name: Hartford Life Insurance Co Separate Account Attn UIT Operations | Registration: PO Box 2999 Hartford, CT 06104 | Share Class: R | Shares / Percentage: 1,684,228 / 28.59%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 1,564,541 / 26.55%

Shareholder Name: State Street Corporation ADP Access 401K Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 503,555 / 8.55%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: R | Shares / Percentage: 384,579 / 6.53%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 4,918,721 / 14.66%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJK 07399 | Share Class: Z | Shares / Percentage: 4,457,334 / 13.28%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 3,859,570 / 11.50%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd,4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 3,088,867 / 9.20%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 2,822,484 / 8.41%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 2,397,192 / 7.14%

Fund: PIP 18 MLP

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 246,132 / 33.92%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 72,477 / 9.99%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJK 07399 | Share Class: A | Shares / Percentage: 52,409 / 7.22%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJK 07399 | Share Class: C | Shares / Percentage: 372,355 / 66.05%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 73,570 / 13.05%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 47,014 / 8.34%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,540,775 / 38.60%

Shareholder Name: Pim Investment Inc | Registration: Three Gateway Center 14th Fl 100 Mulberry St Newark NJ 07102 | Share Class: Z | Shares / Percentage: 1,282,472 / 32.13%

Shareholder Name: Prudential Real Assets Fund Attn: Ted Lockwood and Joel M Kallman | Registration: 2 Gateway Center , 4th Floor Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 873,176 / 21.87%

Fund: MoneyMart

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 12,684,367 / 12.64%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 6,072,505 / 6.05%

Shareholder Name: Morgan & Co | Registration: Harborside Financial Center Plaza II. 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 5,709,606 / 5.69%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 7,091,260 / 28.15%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 2,403,806 / 9.54%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl | Share Class: B | Shares / Percentage: 1,373,799 / 5.45%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 3,978,357 / 25.66%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl | Share Class: C | Shares / Percentage: 1,654,710 / 10.67%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 1,021,046 / 6.58%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 884,831 / 5.71%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: D | Shares / Percentage: 233,681,448 / 62.58%

Shareholder Name: JP Morgan Chase Bank TTEE C/F TIAA CREF Retirement Plans | Registration: 1 Chase Manhattan Plaza-19th Fl Mailcode NY-1A333 New York, NY 10005 | Share Class: Z | Shares / Percentage: 43,121,959 / 43.53%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 16,888,714 / 17.05%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Cubic Corporation | Registration: 9333 Balboa Avenue Harrisburg, PA 17105 | Share Class: Z | Shares / Percentage: 9,152,160 / 9.24%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Pinnacle Health System 403(B) | Registration: 205 S Front Street Harrisburg, PA 17105 | Share Class: Z | Shares / Percentage: 6,242,460 / 6.30%

Fund: National Muni

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 12,061,966 / 28.94%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,212,868 / 5.31%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 516,715 / 24.69%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 151,861 / 7.26%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 494,360 / 30.28%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 309,876 / 18.98%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 152,230 9.32%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 114,832 / 7.03%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 96,055 / 5.88%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 508,445 / 39.14%

Shareholder Name: National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 299,738 / 23.07%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 153,001 / 11.78%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 122,735 / 9.45%

Fund: Blend

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 13,155,678 / 29.17%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl | Share Class: A | Shares / Percentage: 2,971,667 / 6.59%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 117,471 / 12.36%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl | Share Class: B | Shares / Percentage: 86,940 / 9.15%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 495,056 / 41.75%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 125,845 / 10.61%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Drive East Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 119,812 / 10.10%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Sheet Metal Workers Local 36 | Registration: 2319 Chouteau Ave, Suite 100 St. Louis, MO 63103 | Share Class: Z | Shares / Percentage: 346,850 / 16.78%

Shareholder Name: Reliance Trust Co TTEE ADP Access Large Market 401(K) | Registration: 100 Abernathy Rd Atlanta, GA 30328 | Share Class: Z | Shares / Percentage: 301,687 / 14.59%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust St. Louis County, Missouri Administrative Annex | Registration: 41 South Central Ave, 5th Fl Clayton, MO 63105 | Share Class: Z | Shares / Percentage: 272,685 / 13.19%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 248,681 / 12.03%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 186,097 / 9.00%

Fund: Mid-Cap Growth

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 12,312,072 / 13.53%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 6,430,102 / 7.07%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 245,125 / 22.16%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 189,569 / 17.14%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 1,453,104 / 23.96%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 1,320,259 / 21.77%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 762,161 / 12.57%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 368,597 / 6.08%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 343,768 / 5.67%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc. (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Q | Shares / Percentage: 4,131,550 / 26.17%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: Q | Shares / Percentage: 1,297,425 / 8.22%

Shareholder Name: Wells Fargo Bank FBO Various Retirement Plans | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: Q | Shares / Percentage: 1,101,234 / 6.97%

Shareholder Name: Vanguard Fiduciary Trust Company Attn: Outside Funds | Registration: PO Box 2600 VM 613 Valley Forge, PA 19482 | Share Class: Q | Shares / Percentage: 959,408 / 6.08%

Shareholder Name: T. Rowe Price Retirement Plan Serv Inc FBO: Retirement Plan Clients | Registration: 4515 Painters Mill Road’ Owings Mill. MD 21117 | Share Class: Q | Shares / Percentage: 954,927 / 6.05%

Shareholder Name: ICMA Retirement Corporation | Registration: 777 North Capital Street, NE Washington, DC 20002 | Share Class: Q | Shares / Percentage: 791,794 / 5.01%

Shareholder Name: Edward D Jones and Co For The Benefit Of Customers | Registration: 12555 Manchester Road St Louis, MO 63131 | Share Class: Z | Shares / Percentage: 15,019,827 / 12.45%

Shareholder Name: Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 12,769,467 / 10.58%

Shareholder Name: Special Custody Acct For The Exclusive Benefit Of customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 8,639,818 / 7.16%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 8,109,463 / 6.72%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc. (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 8,053,667 / 6.67%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Acct Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: Z | Shares / Percentage: 6,482,201 / 5.37%

Shareholder Name: Hartford Life Insurance Co Separate Account Attn: UIT Operations | Registration: PO Box 2999 Hartford, CT 06104 | Share Class: R | Shares / Percentage: 2,255,703 / 24.30%

Shareholder Name: DCGT As TTEE And /Or Cust FBO PLIC Various Retirement Plans Omnibus | Registration: 711 High Street Boston, MA 02111 | Share Class: R | Shares / Percentage: 1,269,071 / 13.67%

Shareholder Name: State Street Corporation ADP Access 401(K) Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 1,206,036 / 12.99%

Shareholder Name: PIMS/Prudential Retirement As Nominee For TTEE/Cust Prudential Smart Solution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 592,441 / 6.38%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: R | Shares / Percentage: 524,300 / 5.65%

Fund: Small Company

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,938,274 / 11.30%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,823,028 / 8.10%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 2,505,721 / 7.19%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 2,281,932 / 6.55%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: A | Shares / Percentage: 2,103,359 / 6.04%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 155,378 / 20.98%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 102,295 / 13.81%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 50,948 / 6.88%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 40,034 / 5.41%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: C | Shares / Percentage: 1,540,684 / 25.00%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 1,116,967 / 18.12%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 979,230 / 15.89%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 657,431 / 10.67%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 382,266 / 6.20%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Q | Shares / Percentage: 3,702,169 / 25.19%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: Q | Shares / Percentage: 3,030,164 / 20.62%

Shareholder Name: JP Morgan Chase Bank TTEE C/F TIAA CREF Retirement Plans | Registration: 1 Chase Manhattan Plaza 19th Fl, Mailcode NY1-A333 New York, NY 10005 | Share Class: Q | Shares / Percentage: 2,887,840 / 19.65%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolutions IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 496,059 / 29.03%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 488,443 / 28.58%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 181,906 / 10.64%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 6,930,660 / 13.52%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 6,587,849 / 12.85%

Shareholder Name: Wells Fargo Bank FBO Various Retirement Plans | Registration: 1525 West WT Harris Blvd Charlotte, NC 28288 | Share Class: Z | Shares / Percentage: 5,563,616 / 10.85%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 4,399,116 / 8 58%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 3,378,018 / 6.59%

Fund: World International Equity

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 6,509,616 / 21.57%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 3,864,436 / 12.80%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 117,271 / 15.81%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 80,663 / 10.87%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 692,675 / 26.45%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 148,265 / 5.66%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 130,835 / 5.00%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,260,708 / 36.23%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,906,477 / 30.56%

Shareholder Name: Jennison Dryden Conservative Allocation Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,223,016 / 19.60%

Fund: World International Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 511,582 / 33.96%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 210,059 / 13.95%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 79,390 / 5.27%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 16,454 / 27.69%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 3,900 / 6.56%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 3,076 / 5.18%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 109,491 / 50.56%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 21,010 / 9.70%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust IBEW Local 400 | Registration: 830 Bear Tavern Rd Trenton, NJ 08628 | Share Class: Z | Shares / Percentage: 170,269 / 26.63%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Bene Plans | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 74,631 / 11.67%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Keller Technology Corporations | Registration: PO Box 103 Buffalo, NY 14217 | Share Class: Z | Shares / Percentage: 56,456 / 8.83%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Sunsweet Growers Inc. Salaried | Registration: 901 North Walton Yuba City, CA 95993 | Share Class: Z | Shares / Percentage: 33,576 / 5.25%

Fund: World Emerging Markets Debt

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 96,416 / 12.75%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 86,180 / 11.40%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 48,984 / 6.48%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 34,008 / 28.14%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 17,807 / 14.74%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 16,016 / 13.25%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 7,150 / 5.92%

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investments Fund Management LLC, Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 124 / 100%

Shareholder Name: Pim Investment Inc | Registration: Three Gateway Center, 14th Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 2,943,789 / 80.98%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 357,198 / 9.82%

Fund: World Global Opportunities

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 202,232 / 12.74%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 161,118 / 10.15%

Shareholder Name: Spiros Segalas | Registration: New York, NY 10075 | Share Class: A | Shares / Percentage: 157,701 / 9.93%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 109,250 / 6.88%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 104,773 / 6.60%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 82,061 / 5.17%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 102,119 / 25.77%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 86,646 / 21.87%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 70,316 / 17.47%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Firm Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 30,635 / 7.73%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 21,124 / 5.33%

Shareholder Name: Pim Investment Inc | Registration: Three Gateway Center – 14th Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,725,022 / 71.85%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Fl Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 237,918 / 9.91%

Fund: World International Opportunities

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 35,979 / 25.61%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 8,024 / 5.71%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 14,630 / 42.52%

Shareholder Name: RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager | Registration: 60 South Sixth St Minneapolis, MN 55402 | Share Class: C | Shares / Percentage: 3,845 / 11.17%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 3,099 / 9.01%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 2,099 / 6.10%

Shareholder Name: Hilliard Lyons Cust For William J Bryant IRA | Registration: Lexington, KY 40511 | Share Class: C | Shares / Percentage: 1,980 / 5.76%

Shareholder Name: Pims Investment Inc | Registration: Three Gateway Center, 14 Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,041,033 / 28.94%

Shareholder Name: Prudential Investment Portfolios Inc – Prudential Moderate Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 900,161 / 25.03%

Shareholder Name: Jennison Dryden Growth Allocation Fund Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 755,592 / 21.07%

Shareholder Name: Jennison Dryden Conservative Allocation Attn Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 487,132 / 13.54%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4t Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 380,305 / 10.57%

Fund: World Global Infrastructure

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 327,891 / 30.86%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 101,141 / 9.52%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 95,569 / 9.00%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 113,007 / 47.08%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 19,388 / 8.08%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 14,074 / 5.86%

Shareholder Name: Prudential Real Assets Fund Attn: Ted Lockwood and Joel M Kallman | Registration: 2 Gateway Ctr, 4th Fl Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 1,082,075 / 47.99%

Shareholder Name: PIM Investment Inc | Registration: Three Gateway Center 14th Fl 100 Mulberry St Newark, NJ 07102 | Share Class: Z | Shares / Percentage: 507,345 / 22.50%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 405,789 / 18.00%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 171, 284 / 7.60%

Fund: Natural Resources

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 5,375,156 / 17.83%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 2,607,961 / 8.65%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 1,901,103 / 6.31%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 1,794,585 / 5.95%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: A | Shares / Percentage: 1,778,603 / 5.90%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 589,214 / 25.71%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 301,336 / 13.15%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: B | Shares / Percentage: 260,976 / 11.39%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 205,909 / 8.99%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 192,716 / 8.41%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: C | Shares / Percentage: 2,623,913 / 20.68%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,424,291 / 19.10%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 2,244,232 / 17.68%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 1,002,289 / 7.90%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL | Share Class: C | Shares / Percentage: 797,583 / 6.29%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 772,559 / 6.09%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 747,528 / 5.89%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential Employee Saving | Registration: 751 Broad Street, 18th Floor Newark, NJ 071021 | Share Class: Q | Shares / Percentage: 856,031 / 25.54%

Shareholder Name: New York Life Trust Company | Registration: 169 Lackawanna Ave Parsippany, NJ 07054 | Share Class: Q | Shares / Percentage: 623,696 / 18.61%

Shareholder Name: Mac & Co Mutual Fund Operations | Registration: PO Box 3198 525 William Penn Place Pittsburgh, PA 15230 | Share Class: Q | Shares / Percentage: 442,879 / 13.21%

Shareholder Name: Wells Fargo Bank NA FBO ACL LLC Pension Plan | Registration: PO Box 1533 Minneapolis, MN 55480 | Share Class: Q | Shares / Percentage: 351,405 / 10.48%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: Q | Shares / Percentage: 280,148 / 8.36%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Q | Shares / Percentage: 186,710 / 5.57%

Shareholder Name: State Street Corporation ADP Access 401K Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 412,562 / 25.29%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: R | Shares / Percentage: 156,702 / 9.60%

Shareholder Name: Hartford Life Insurance Co Separate Account Attn UIT Operations | Registration: PO Box 2999 Hartford, CT 06104 | Share Class: R | Shares / Percentage: 151,517 / 9.29%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 118,465 / 7.26%

Shareholder Name: DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk | Registration: 711 High Street Des Moines, IA 50303 | Share Class: R | Shares / Percentage: 96,096 / 5.89%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, Fl 32246 | Share Class: Z | Shares / Percentage: 5,695,580 / 16.41%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 4,673,001 / 13.46%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 4,252,518 / 12.25%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: Z | Shares / Percentage: 3,979,295 / 11.47%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 3,958,682 / 11.41%

Fund: Global Total Return

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,761,176 / 14.91%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,186,206 / 8.67%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 1,382,119 / 5.48%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 277,885 / 28.59%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 197,649 / 20.34%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 92,579 / 9.53%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 74,378 / 7.65%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 806,259 / 17.36%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 619,962 / 13.35%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 379,744 / 8.18%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Firm Attn Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: C | Shares / Percentage: 368,677 / 7.94%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class C: | Shares / Percentage: 342,850 / 7.38%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 312,603 / 6.73%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 256,016 / 5.51%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 251,492 / 5.42%

Shareholder Name: Capital Bank & Trust Company TTEE F Bond Auto Parts Inc PSP 401K | Registration: 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111 | Share Class: Q | Shares / Percentage: 17,892 / 23.53%

Shareholder Name: State Street Corporation ADP Access 401 K Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: Q | Shares / Percentage: 12,693 / 16.69%

Shareholder Name: Ascensus Trust Company FBO Panther Systems Northwest , Inc 401K | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: Q | Shares / Percentage: 8,403 / 11.05%

Shareholder Name: Reliance Trust Company FBO Lake Chelan | Registration: PO Box 48529 Atlanta, GA 30362 | Share Class: Q | Shares / Percentage: 8,067 / 10.61%

Shareholder Name: Ascensus Trust Company FBO Beaverton Dental Center, LLC 401(K) | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: Q | Shares / Percentage: 7,542 / 9.92%

Shareholder Name: Ascensus Trust Company FBO Worksystems Inc 401 K Plan | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: Q | Shares / Percentage: 7,138 / 9.39%

Shareholder Name: Frontier Trust Company FBO Fluence, PC 401 (K) Profit Sharing Plan | Registration: PO Box 10758 Fargo, ND 58106 | Share Class: Q | Shares / Percentage: 5,918 / 7.78%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 3,197,935 / 21.62%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 2,390,275 / 16.16%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,794,976 / 12.14%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,756,918 / 11.88%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 1,457,122 / 9.85%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, FL 33716 | Share Class: Z | Shares / Percentage: 1,322,425 / 8.94%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 749,614 / 5.07%

Fund: Financial Services

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 1,676,218 / 13.40%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 1,454,211 / 11.63%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: A | Shares / Percentage: 1,074,252 / 8.59%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 937,710 / 7.50%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 757,244 / 6.05%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 231,078 / 21.89%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 143,764 / 13.62%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 130,253 / 12.34%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 104,493 / 9.90%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 83,529 / 7.91%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 978,650 / 21.89%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 880,073 / 19.68%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 547,294 / 12.24%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 337,045 / 7.54%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: C | Shares / Percentage: 313,747 / 7.02%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 285,766 / 6.39%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 270,562 / 6.05%

Shareholder Name: Voya Institutional Trust Company | Registration: One Orange Way Windsor, CT 06095 | Share Class: R | Shares / Percentage: 108,577 / 38.72%

Shareholder Name: Sammons Financial Network LLC | Registration: 4546 Corporate Dr Ste 100 West Des Moines, IA 50266 | Share Class: R | Shares / Percentage: 68,107 / 24.29%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 67,928 / 24.22%

Shareholder Name: FIIOC FBO MultiFab (401K) Retirement Plan | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: R | Shares / Percentage: 17,713 / 6.32%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 1,442,084 / 19.80%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 1,278,579 / 17.56%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 893,725 / 12.27%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 674,657 / 9.26%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 653,340 / 8.97%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 412,355 / 5.66%

Shareholder Name: FIIOC FBO Airtran Airways Inc | Registration: 100 Magellan Way #KW1C Covington, KY 41015 | Share Class: Z | Shares / Percentage: 401,674 / 5.52%

Fund: Sector Health Sciences

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 3,472,720 / 13.37%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 2,866,138 / 11.03%

Shareholder Name: Charles Schwab Co | Registration: 211 Main Street San Francisco, CA 94105 | Share Class: A | Shares / Percentage: 2,635,283 / 10.15%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 219,224 / 16.12%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 164,474 / 12.09%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 157,471 / 11.58%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 155,101 / 11.40%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,278,859 / 33.49%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 1,356,791 / 19.94%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 659,820 / 9.70%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 434,498 / 6.38%

Shareholder Name: Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: C | Shares / Percentage: 348,022 / 5.11%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 208,511 / 100.00%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 3,299,643 / 15.92%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 2,890,885 / 13.95%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 2,800,337 / 13.51%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 2,174,419 / 10.49%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,832,510 / 8.84%

Shareholder Name: UBS WM USA Omni Account M/F Attn: Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: Z | Shares / Percentage: 1,799,333 / 8.68%

Shareholder Name: LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 1,343,743 / 6.48%

Fund: Sector Utility

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: A | Shares / Percentage: 37,237,555 / 18.71%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 13,453,581 / 6.76%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 834,574 / 16.21%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 550,211 / 10.69%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: B | Shares / Percentage: 317,331 / 6.16%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 2,066,150 / 24.46%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 1,124,810 / 13.31%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 934,684 / 11.06%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 838,329 / 9.92%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 754,708 / 8.93%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 659,757 / 30.64%

Shareholder Name: Voya Institutional Trust Company | Registration: One Orange Way Windsor, CT 06095 | Share Class: R | Shares / Percentage: 655,853 / 30.46%

Shareholder Name: Sammons Financial Network LLC | Registration: 4546 Corporate Dr, Ste 100 West Des Moines, IA 50266 | Share Class: R | Shares / Percentage: 465,852 / 21.63%

Shareholder Name: State Street Corporation ADP Access 401K Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 238,447 / 11.07%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd, 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 3,658,668 / 27.12%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 1,974,376 / 14.64%

Shareholder Name: Vanguard Fiduciary Trust Co Attn Outside Funds | Registration: PO Box 2600 VM 613 Valley Forge, PA 19482 | Share Class: Z | Shares / Percentage: 1,235,883 / 9.16%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 1,074,336 / 7.96%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: Z | Shares / Percentage: 1,044,265 / 7.74%

Shareholder Name: LPL Financial (FBO) Customers Accounts Attn: Mutual Fund Operations | Registration: PO Box 509046 San Diego, CA 92150 | Share Class: Z | Shares / Percentage: 744,747 / 5.52%

Fund: Short-Term Corporate Bond

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: A | Shares / Percentage: 77,502,721 / 33.35%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: A | Shares / Percentage: 26,356,291 / 11.34%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: A | Shares / Percentage: 12,825,803 / 5.52%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: A | Shares / Percentage: 12,776,007 / 5.50%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: B | Shares / Percentage: 2,107,207 / 48.79%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: B | Shares / Percentage: 490,396 / 11.35%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: B | Shares / Percentage: 321,303 / 7.44%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: B | Shares / Percentage: 233,955 / 5.42%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: C | Shares / Percentage: 34,967,441 / 21.68%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: C | Shares / Percentage: 32,536,000 / 20.17%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: C | Shares / Percentage: 30,484,756 / 18.90%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: C | Shares / Percentage: 10,499,210 / 6.51%

Shareholder Name: Pershing LLC | Registration: 1 Pershing Plaza Jersey City, NJ 07399 | Share Class: C | Shares / Percentage: 8,777,106 / 5.44%

Shareholder Name: UBS WM USA Omni Account M/F Attn Department Manager | Registration: 1000 Harbor Blvd Weehawken, NJ 07086 | Share Class: C | Shares / Percentage: 8,599,600 / 5.33%

Shareholder Name: Saxon & Co | Registration: P.O, Box 7780-1888 Philadelphia, PA 19182 | Share Class: Q | Shares / Percentage: 1,413,548 / 55.37%

Shareholder Name: Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz | Registration: Gateway Center 2, 4th Fl Newark, NJ 07102 | Share Class: Q | Shares / Percentage: 662,470 / 25.95%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: Q | Shares / Percentage: 378,203 / 14.81%

Shareholder Name: Voya Institutional Trust Company | Registration: One Orange Way Windsor, CT 06095 | Share Class: R | Shares / Percentage: 8,175,674 / 67.79%

Shareholder Name: State Street Corporation ADP Access 401K Plan FBO ADP Access | Registration: 1 Lincoln St Boston, MA 02110 | Share Class: R | Shares / Percentage: 801,032 / 6.64%

Shareholder Name: Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers | Registration: 4800 Deer Lake Dr E Jacksonville, FL 32246 | Share Class: Z | Shares / Percentage: 169,900,851 /38.15%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept | Registration: 499 Washington Blvd 4th Fl Jersey City, NJ 07310 | Share Class: Z | Shares / Percentage: 60,267,653 / 13.53%

Shareholder Name: Morgan Stanley & Co | Registration: Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311 | Share Class: Z | Shares / Percentage: 58,015,744 / 13.03%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: Z | Shares / Percentage: 46,443,926 / 10.43%

Fund: Target Total Return Bond

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 8,570,440 / 58.00%

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 4,740,534 / 32.08%

Shareholder Name: Raymond James Omnibus For Mutual Fund House Account Attn: Courtney Waller | Registration: 880 Carillon Parkway St Petersburg, Fl 33716 | Share Class: T | Shares / Percentage: 785,970 / 5.32%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 23,138,884 / 99.99%

Fund: Target Intermediate-Term Bond

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 7,811,101 / 64.06%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 3,491,235 / 28.63%

Fund: Target Mortgage-Backed Securities

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 3,542,987 / 86.87%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 243,091 / 5.96%

Fund: Target Large-Cap Value

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 4,953,427 / 88.51%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 12,850,004 / 100.00%

Fund: Target Small-Cap Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 1,989,521 / 77.50%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 408,338 / 15.91%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 6,374,110 / 100.00%

Fund: Target Small-Cap Value

Shareholder Name: Prudential Investment Mgmt Inc Prudential Investment Fund Management LLC Attn: Robert McHugh | Registration: 100 Mulberry St, 14th Floor Newark, NJ 07102 | Share Class: A | Shares / Percentage: 380 / 51.70%

Shareholder Name: Prudential Trust Company C/F The IRA Of Esther E Troman | Registration: Pleasant Lake, MI 49272 | Share Class: A | Shares / Percentage: 266 / 36.12%

Shareholder Name: Prudential Trust Company Cust IRA James S Kalweit | Registration: Hiawatha, IA 52233 | Share Class: A | Shares /Percentage: 89 / 12.19%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 16,125,925 / 23.98%

Shareholder Name: Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan | Registration: 100 Magellan Way # KW1C Covington, KY 41015 | Share Class: T | Shares /Percentage: 6,649,254 / 9.89%

Shareholder Name: Mori & Co C/O Commerce Bank | Registration: 922 Walnut, TBTS-2 Kansas City, MO 64106 | Share Class: T | Shares / Percentage: 5,016,781 / 7.46%

Shareholder Name: Charles Schwab Co | Registration: 211 Main St San Francisco, CA 94105 | Share Class: T | Shares /Percentage: 3,370,958 / 5.01%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 4,147,951 / 76.13%

Fund: Target Large-Cap Growth

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 3,847,296 / 85.41%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 275,519 / 6.12%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 10,240,996 / 100.00%

Fund: Target International Equity

Shareholder Name: Special Custody Account For The Exclusive Benefit Of Customers | Registration: 2801 Market Street Saint Louis, MO 63103 | Share Class: T | Shares / Percentage: 3,892,803 / 83.68%

Shareholder Name: National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept | Registration: 499 Washington Blvd 4TH Floor Jersey City, NJ 07310 | Share Class: T | Shares / Percentage: 505,408 / 10.86%

Shareholder Name: Prudential Bank and Trust TTEE FBO New York Metro Transit Auth C/O Andrew F Levesque | Registration: 280 Trumbull St One Commercial Plaza Hartford, CT 06103 | Share Class: Q | Shares / Percentage: 12,375,438 / 99.99%

Shareholder Name: Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA | Registration: 280 Trumbull St Hartford, CT 06103 | Share Class: R | Shares / Percentage: 18,574,373 / 100.00%

Exhibit C

OFFICER INFORMATION 1

Raymond A. O’Hara* (58) | Chief Legal Officer | Since 2012

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Chad A. Earnst* (39) | Chief Compliance Officer | Since 2014

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

Deborah A. Docs* (56) | Secretary | Since 2005 (a)

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (56) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (39) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French* (51) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

C-1

Amanda S. Ryan (36) | Assistant Secretary | Since 2012

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

M. Sadiq Peshimam* (50) | Treasurer and Principal Financial & Accounting Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella* (55) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti* (46) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin* (52) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

Theresa C. Thompson* (52) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

Richard W. Kinville* (45) | Anti-Money Laundering Compliance Officer | Since 2011

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

*	The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

[1]	Excludes Messrs. Parker and Benjamin, interested Board Members who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. Parker and Benjamin appears in Proposal No. 1.

(a)	Ms. Docs has served as Secretary since 2005 for all of the Prudential retail mutual funds, with the following exceptions: PIP 6 since 1998; Global Total Return since 2003; PIP 14 since 1996; PIP 15 since 1996; PIP 4 since 1996; National Muni since 1996; Short-Term Corporate Bond since 1996; PIP 17 since 1996; PIP 3 since 2004; PIP since 2004; PIP 5 since 2003; Target since 2004; PIP 16 since 2004.

C-2

Exhibit D

AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Prudential Retail Mutual Fund (each, a “Fund”) shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a) no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c) at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d) at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b) to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e) to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement; and

(f) to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b) to terminate, as appropriate, the independent accountants;

(c) to monitor the independence and capabilities of the independent accountants;

(d) to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e) to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f) to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i) to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j) to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k) to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l) to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m) to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n) to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(o) [Exchange-listed closed-end funds only] to review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies;

(p) to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund’s financial statements ([Exchange-listed closed-end funds only] including the effects of alternative generally accepted accounting principles (“GAAP”) methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(q) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(r) to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(s) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(t) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(u) [Exchange-listed closed-end funds only] to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(v) to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(w) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(x) to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(y) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(z) [Exchange-listed closed-end Funds only] to discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(aa) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(bb) to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(cc) [Exchange-listed closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(dd) to report the Committee’s activities and conclusions on a regular basis to the Board of Directors ([Exchange-listed closed-end funds only] including reviewing any issues that arise with respect to the quality or integrity of the Fund’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(ee) [Exchange-listed closed-end funds only] to evaluate the qualifications, independence and performance of the Fund’s independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(ff) to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(gg) to evaluate annually the performance of the Audit Committee;

(hh) [Exchange-listed closed-end funds only] to discuss with management the Fund’s major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund’s risk assessment and risk management policies;

(ii) [Exchange-listed closed-end funds only] to make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) made a recommendation to the Board of Directors as to whether the financial statements should be included in the Fund’s annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(jj) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

Exhibit E

BOARD & COMMITTEE MEETINGS 1

HELD DURING LAST FISCAL YEAR

Company	Board Meetings	Audit Committee Meetings	Nominating & Governance Committee Meetings	Investment Committee Meetings
PIP	6	4	5	4
PIP 2	8	4	5	4
PIP 3	8	4	4	4
PIP 4	6	4	5	4
PIP 5	5	4	5	4
PIP 6	5	4	5	4
PIP 7	5	4	5	4
PIP 8	6	4	5	4
PIP 9	6	4	5	4
PIP 10	6	4	5	4
PIP 12	8	4	4	4
PIP 14	8	4	5	4
PIP 15	5	4	5	4
PIP 16	6	4	5	4
PIP 17	6	4	5	4
PIP 18	6	4	5	4
MoneyMart	5	4	5	4
National Muni	5	4	5	4
Blend	5	4	5	4
Mid-Cap Growth	5	4	5	4
Small Company	6	4	5	4
World Fund	6	4	5	4
Natural Resources	6	4	5	4
Global Total Return	6	4	5	4
Sector	6	4	5	4
Short-Term Corporate Bond	6	4	5	4
Target	6	4	5	4

[1]	During the most recent fiscal year for each Company, no incumbent Board Member attended fewer than 75 percent of the total number of Board and Committee meetings held during the fiscal year.

E-1

Exhibit F

NOMINATING & GOVERNANCE COMMITTEE CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•	Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors and Non-Management Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•	Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•	Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•	Reviewing each Director’s beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in the one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•	Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible

[1]	Audit Committee financial experts were last designated in April 2013. The Governance Committee will review this designation every year ending in an odd number.

F-1

for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•	Annually monitoring the attendance by each Independent Director and Non-Management Director at educational seminars, conferences or similar meetings. The Board encourages each Independent and non-Management Director to attend at least one such meeting per year. Any Independent or Non-Management Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent or Non-Management Directors before or shortly after the new Director joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “recommended practices.”

•	Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

– annual Director fees;

– supplemental compensation for Committee service;

– supplemental compensation for serving as a Committee Chair;

– Board or Committee meeting attendance fees;

– daily Director service fees or per diem amounts, as contemplated by the Board Compensation Policy; and

– expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Operating Company Board Service From time to time, an Independent Director or Non-Management Director may be asked to serve on an operating company Board. Subject to confidentiality considerations, such Director is encouraged to notify the Chair of the Committee and Independent Directors’ counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Director.

F-2

PRUDENTIAL INVESTMENTS FUNDS

TARGET FUNDS

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

PROXY CARD

SPECIAL JOINT MEETING OF SHAREHOLDERS (MEETING)

NOVEMBER 26, 2014, 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES/DIRECTORS OF THE PRUDENTIAL INVESTMENTS FUNDS AND TARGET FUNDS LISTED IN THE ACCOMPANYING PROXY STATEMENT (EACH A “FUND” AND TOGETHER, THE “FUNDS”). The undersigned hereby appoints Jonathan D. Shain, Claudia DiGiacomo and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock or beneficial interest, as the case may be, of the Fund held of record by the undersigned on September 12, 2014, at the Meeting to be held on November 26, 2014 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2 AND 3 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED OCTOBER 1, 2014 FOR DISCUSSION OF THE PROPOSALS. THE PROXY STATEMENT IS AVAILABLE ON THE FUNDS’ WEBSITE AT WWW.PRUDENTIALFUNDS.COM/FUNDCHANGES.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NJ 07102-4077

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                     FUND

THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS

Proposal No. 1

To elect twelve Trustees/Directors.

Nominees:

01) Ellen S. Alberding

02) Kevin J. Bannon

03) Linda W. Bynoe

04) Keith F. Hartstein

05) Michael S. Hyland

06) Stephen P. Munn

07) James E. Quinn

08) Richard A. Redeker

09) Stephen G. Stoneburn

10) Grace C. Torres

11) Stuart S. Parker

12) Scott E. Benjamin

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
/ /	/ /	/ /

Proposal No. 2

To approve a policy to permit PI to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries of Prudential Investments LLC or a sister company without shareholder approval.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal No. 3

To approve a proposal to designate the Fund’s investment objective as a non-fundamental policy of the Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE